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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4384

Strong Equity Funds II, Inc.,

on behalf of Strong Multi Cap Value Fund,

Strong Small Company Value Fund,

Strong Small/Mid Cap Value Fund

and Strong Strategic Value Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Stockholders

ANNUAL REPORT    |    December 31, 2003

Strong

Value

Funds

Strong Dow 30 Value Fund

Strong Mid Cap Disciplined Fund

Strong Multi Cap Value Fund

Strong Small Company Value Fund

Strong Small/Mid Cap Value Fund

Strong Strategic Value Fund

Strong Dividend Income Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Value

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

(Continued on next page)

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Dow 30 Value Fund

For the year ended December 31, 2003, the Strong Dow 30 Value Fund posted a return of 26.68%. The Fund’s broad-based benchmark, the Dow Jones Industrial Average, returned 28.29%.

After uncertainty in the first quarter, the Fund posted strong returns as the progress in Iraq boosted investor and consumer confidence. Economic stimulus in the form of tax cuts from the President and Congress and continued low interest rates from the Federal Reserve helped to drive an economic rebound that supported strong equity performance across virtually every sector of the market.

Economic recovery took hold

For the year, we did not make major changes to the overall makeup of the equity portion of the portfolio, which invests exclusively in the 30 stocks that make up the Dow Jones Industrial Average. Half of the Fund’s assets are invested in those stocks in proportion to their representation in the index. We actively manage the other half of the Fund, adding to our positions in those stocks that meet our value criteria and that we believe offer the potential for outperformance.

In the early stages of the year’s recovery, investors were still cautious and thus favored larger-company stocks, as they can offer a greater degree of stability than small-cap stocks. The Fund benefited strongly from this trend in the second quarter of the year.

As the economy showed signs of an accelerating recovery, though, investors gained more confidence and were willing to take on higher degrees of risk. This led to renewed interest in smaller-company stocks, driving their returns strongly forward in the second half of the year. Our portfolio by definition consists entirely of larger companies, so this shift in market direction was not entirely favorable for us, though we were still able to produce a solid return.

Impact of our value approach

Careful attention to stock valuations — their prices relative to their earnings or other measures — is an essential part of our process of choosing positions for the actively managed half of the portfolio. This approach led us to add to our position in financial stocks, including J.P. Morgan and Citigroup, early in the year. While stocks in this sector enjoyed strong performance in the year’s second quarter, for the period as a whole they underperformed stocks from faster-growing areas of the economy. Our holdings in the financial sector largely accounted for our underperformance relative to our benchmark. We plan to continue to hold these stocks, as their valuations remain attractive, and we believe they offer solid prospects for future appreciation.

Caterpillar was the largest position in the actively managed half of the portfolio, and it made a meaningful, positive contribution to our returns. We were attracted to this company not only because of its attractive valuation when we bought it, but also because it appeared positioned to capitalize on the global rebound in economic activity. As that recovery has progressed, the stock has benefited.

The Fund’s half-index, half-active structure can be beneficial in a variety of market environments. The year 2003 helped to demonstrate why. Because of our value discipline, many stocks that were strong performers in the indexed section of the portfolio did not qualify for inclusion in the actively managed half of the Fund. However, because of the relatively small number of stocks in the index (30), these companies still were able to have meaningful impact on our performance.

Recovery appears likely to continue

We have positioned the Fund to benefit from the global economic expansion that we fully anticipate will continue this year. The large, multinational companies that are prominent in this portfolio are positioned well to serve customers outside the U.S., as well as at home. Their efforts will likely be aided by the weakness of the U.S. dollar relative to many major foreign currencies, which makes exported goods cheaper for customers abroad.

Given last year’s changes to the tax treatment of dividends, we might have expected more investors to seek out dividend-paying stocks in 2003. But as in the previous bull market, investors were more drawn to stocks offering rapid appreciation. We believe this situation may change in 2004, however. Such a shift would benefit the stocks in this Fund, which for the most part generally make regular, attractive dividend payouts.

Thank you for your investment in the Strong Dow 30 Value Fund.

Karen E. McGrath

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial AverageSM (DJIA).1 The Fund indexes half of its assets to the DJIA. This portion of the Fund’s portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	26.68%
3-year	-0.48%
5-year	3.23%
Since Fund Inception (12-31-97)	5.28%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10, 000 Investment†

From 12-31-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10, 000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM, The DowSM, and DJIASM are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund

*	The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund

The Strong Mid Cap Disciplined Fund outperformed its broad-based index, the Russell Midcap Index, and its peer group index, the Lipper Mid-Cap Value Funds Index, for the year ended December 31, 2003. The Fund returned 40.66%, while the Russell Midcap Index returned 40.06%, and the Lipper Mid-Cap Value Funds Index returned 39.08%.

Our careful attention to stock valuations generally leads us to sell stocks as they appreciate in value. Nonetheless, we were able to outpace the torrid market, thanks in large part to a steady pipeline of new ideas uncovered through our rigorous research process. As the rally has continued, however, it has become increasingly difficult to find stocks offering attractive values. As a result, the percentage of assets consumed by our top ten holdings has increased, as have our cash reserves.

A strong year in the markets

In a departure from the previous three years, all categories of the equity markets delivered positive results — and did so decisively. As is typical in the early stages of an economic recovery, small-cap stocks outperformed mid-cap stocks, which in turn outperformed large-cap stocks.

We spend virtually all of our time and effort on bottom-up, fundamental stock research. We were therefore gratified to find that our outperformance relative to our indices was driven in large part by strength in our individual stock selections. Our holdings in the healthcare and materials sectors were particularly strong. In healthcare, PSS World Medical, Ivax, Apogent Technologies, and McKesson were very strong performers for the year. Among materials, Georgia-Pacific and Arch Coal stood out. Given their strong price appreciation and our value discipline, we sold off much of our positions in these companies.

A look at energy stocks

Our sector weightings are the direct result of our individual company selections, rather than top-down macroeconomic considerations. That said, the portfolio is now significantly overweighted in energy stocks relative to our broad-based benchmark. We added value over the course of the year by underweighting stocks in this sector (which materially underperformed the broader market for 2003) until the fourth quarter, at which time we moved to a significant overweighting relative to our benchmark.

Although we believe the energy stocks we have selected may benefit from company-specific factors, it’s a plain fact that on the whole, oil prices drive the sector’s returns. Because oil prices are denominated in dollars, our opinion was that the weakened dollar should bolster prices, driving our decision to increase our position in the sector in the fourth quarter. The market just started to warm up to this idea toward the end of the year, and energy stocks significantly outperformed the market in December.

Other sectors in the portfolio

We are significantly overweighted (relative to our broad-based benchmark) in food stocks, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, as growth-oriented investors rotated out of this sector in search of faster-growth stocks, there was an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

We substantially reduced our holdings in technology stocks in 2003; in fact, by the end of the year, we had virtually no exposure to the sector. We believe that euphoria has begun to return to this area of the market, making the valuations of many companies excessive in our assessment. In addition, it appears to us that many investors are not considering that most technology companies’ earnings per share will suffer a material, negative impact once stock options are properly accounted for.

Continuing a process begun in 2002, we reduced our position in financials in the first half of the year. In the mid-cap area of the market, this sector is dominated by regional banks, which held up better than average during the bear market. At this time, however, we find very few compelling stocks in this area of the market.

Looking ahead

The year saw considerable weakness in the U.S. dollar, a condition that is typically more beneficial to larger companies. (Bigger companies are more likely to be exporters, which generally benefit from stronger currencies abroad.) Small caps outperformed despite the weaker dollar in 2003, but investors in small- and mid-cap stocks should not be surprised if large-cap stocks play “catch up” in 2004 if dollar weakness continues.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of medium-capitalization companies that the manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company’s management team are often an integral part of this process.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	40.66%
3-year	11.74%
5-year	18.29%
Since Fund Inception (12-31-98)	18.29%

The Fund’s since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

debt levels, and credible management teams. We will work to buy these companies at attractive prices — which often come when they are temporarily out of favor with the market. Finally, we hope and expect our valuation discipline and focus on risk management will be of greater importance in 2004 than they were in 2003.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris

Portfolio Manager

Strong Multi Cap Value Fund

For the year ended December 31, 2003, the Strong Multi Cap Value Fund posted a gain of 38.62%, outpacing its broad-based benchmark, the S&P 500 Index, which returned 28.67% for the same period.

Housing and consumer spending were the driving forces for the economy in the first half of 2003, despite temporary weakness related to the Iraqi war. The nature of the economic recovery began to shift at mid-year, however. At that point, the back end of the U.S. economy began to strengthen, with steady improvement seen by capital goods companies, chemical makers, manufacturers, technology firms, and shipping companies. This overall shift was favorable for the Fund, as many of our holdings in the energy and materials sectors benefited.

Seeking out value

To select stocks for the portfolio, we first narrow down our pool of contenders by applying quantitative screens, primarily designed to identify stocks trading at low prices relative to their earnings or other measures. We then spend most of our time on careful, hands-on research and analysis of companies’ fundamental qualities. We believe a company offers value when it demonstrates a number of positive qualities, as well as the potential for a future change or other event that can help drive up the stock’s price.

Our analytical approach gave us conviction to add to our position in GrafTech International earlier in 2003. The company makes graphite electrodes, a product used by electric-arc steel-makers. The company’s outperformance in 2003 was driven by an improved expectation for profit growth due to a number of factors. First, GrafTech lowered its costs of production. Market consolidation in GrafTech’s industry caused higher-cost competing facilities to close, increasing GrafTech’s market share. Further, the prices the company could get for its products rose due to increasing demand and tightening supply. GrafTech was also able to restructure its balance sheet and lower its interest expense. The market rewarded all of these improvements. Over the year, GrafTech shares appreciated by approximately 125% for the year in 2003; the stock was up 474% from its low in April.

Multiple factors drive company success

GrafTech and other portfolio holdings help to illustrate a principle we apply in selecting holdings for the portfolio. Over time, we have found that a stock that incorporates several favorable qualities can still succeed (that is, appreciate in value) even if one or two of the factors fail to contribute positively to the company’s performance. Therefore, we consider it ideal in our research to find companies that have an array of strong, positive qualities, rather than a single prospect for growth.

For such reasons, we also chose to invest in Beverly Enterprises — an operator of skilled nursing and assisted-living facilities — as we perceived it could be on the cusp of increased profitability. Among the positive factors we found: Medicare and Medicaid payment rates were set to increase, the company was divesting itself of underperforming facilities, and occupancy rates for the remaining facilities were rising. We elected to add to our position in the company early in 2003. Over the course of the year, Beverly shares appreciated by more than 200% and rose by 427% from their low in February (there is no guarantee that stock values will continue to increase at this rate).

Our allocation of assets to market sectors or industries is driven by our individual stock selections. We don’t seek to emphasize — or avoid — specific sectors based on predictions of market or economic trends. Energy stocks do, however, represent the largest sector weighting in the Fund, with materials and processing stocks occupying the second largest. The supply/demand relationship for both oil and especially natural gas remains quite favorable — that is, supply is relatively tight, while demand is strong. As a result, our energy holdings are mostly populated with U.S. natural gas producers or service-related companies.

The outlook for 2004

We believe that basic materials and commodity-related asset classes such as precious metals and industrial metals, manufacturers, and suppliers are likely candidates for positive absolute returns in 2004, as they were in 2003. With free cash flow rebounding, orders for equipment from U.S. manufacturers to replenish inventories and rebuild and maintain facilities should continue to strengthen. We intend to position the Fund accordingly, seeking to identify specific companies that have positioned themselves to capitalize from these trends.

Thank you for your investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in common stocks of small-, medium-, and large-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund’s manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	38.62%
5-year	-1.06%
10-year	6.12%
Since Fund Inception (10-22-85)	10.24%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 10-22-85 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Small Company Value Fund

The Strong Small Company Value Fund significantly outperformed its broad-based index, the Russell 2000 Index, and its peer group index, the Lipper Small-Cap Core Funds Index, in 2003. The Fund returned 62.53%, while the Russell 2000 Index returned 47.25% and the Lipper Small-Cap Core Funds Index returned 40.90%.

Our careful attention to stock valuations generally leads us to sell stocks as they appreciate in value. Nonetheless, we were able to outpace the torrid market, thanks in large part to a steady pipeline of new ideas uncovered through our rigorous research process. As the rally has continued, however, it has become increasingly difficult to find stocks offering attractive values. As a result, the percentage of assets consumed by our top ten holdings has increased, as have our cash reserves.

A strong year for equities

In a departure from the previous three years, all categories of the equity markets delivered positive results — and did so decisively. As is typical in the early stages of an economic recovery, throughout the year small-cap stocks handily outperformed mid-cap stocks, which in turn outperformed large-cap stocks.

We spend virtually all of our time and effort on bottom-up, fundamental stock research. We were therefore gratified to find that our outperformance relative to our indices was driven in large part by strength in our individual stock selections, particularly in healthcare, technology, industrials, and materials. In healthcare, PSS World Medical, Progenics Pharmaceuticals, Ivax, Protein Design Labs, and SOLA International were very strong performers for the year. Among technology stocks, InFocus, Wind River Systems, Cirrus Logic, Remec, and Ascential Software stood out.

In keeping with our value-driven approach, we reduced our exposure to technology, industrial, and materials stocks in the wake of their strong performance. We are now significantly underweighted in these sectors relative to the Russell 2000 Index.

A look at sectors in the portfolio

Our sector weightings are the direct result of our individual company selections, rather than top-down macroeconomic considerations. That said, the portfolio is now significantly overweighted in energy stocks relative to our broad-based benchmark. Although we believe the energy stocks we have selected may benefit from company-specific factors, it’s a plain fact that on the whole, oil prices drive the sector’s returns. Because oil prices are denominated in dollars, our opinion was that the weakened dollar should bolster prices, driving our decision to increase our position in the sector in the fourth quarter. The market just started to warm up to this idea toward the end of the year, and energy stocks significantly outperformed the market in December.

We are significantly overweighted (relative to the Russell 2000 Index) in food stocks, finding the steady growth, high dividends, and stable free cash flow of these businesses very compelling at this time. In addition, as growth-oriented investors rotated out of this sector in search of faster-growth stocks, there was an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

We substantially reduced our holdings in technology stocks in 2003. We believe that euphoria has begun to return to this area of the market, making the valuations of many companies excessive in our assessment. In addition, it appears to us that many investors are not considering that most technology companies’ earnings per share will suffer a material, negative impact once stock options are properly accounted for.

Continuing a process begun in 2002, we also reduced our position in financials in the first half of the year. In the small-cap area of the market, this sector is dominated by thrifts and Real Estate Investment Trusts (REITs), which held up better than average during the bear market. At this time, however, we find very few compelling stocks in this area.

The outlook for 2004

The year saw considerable weakness in the U.S. dollar, a condition that is typically more beneficial to larger companies. (Bigger companies are more likely to be exporters, which generally benefit from stronger currencies abroad). Small caps outperformed despite the weaker dollar in 2003, but investors in small- and mid-cap stocks should not be surprised if large-cap stocks play “catch up” in 2004 if dollar weakness continues.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The manager tries to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	62.53%
Since Fund Inception (3-28-02)	25.03%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

to buy these companies at attractive prices — which often come when they are temporarily out of favor with the market. Finally, we hope and expect our valuation discipline and risk management focus will be of greater importance in 2004 than they were in 2003.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris

Portfolio Manager

Strong Small/Mid Cap Value Fund

The Strong Small/Mid Cap Value Fund posted solid results for 2003, both in absolute terms and relative to its broad-based benchmark. For the one-year period ended December 31, 2003, the fund returned 58.44%, outpacing the Russell Midcap Index’s return of 40.06%.

A market turnaround

The markets started the year sluggishly, as concerns about impending war with Iraq and a stubbornly slow economic recovery muted investor confidence. The quick resolution to the main portion of the war in Iraq helped to improve investor sentiment. New tax cuts from the President and Congress, along with continued low interest rates from the Federal Reserve, helped to stimulate the economy. Strong signs of economic improvement subsequently began to appear, benefiting corporate earnings and the equity markets.

Among the sectors of the market that performed well during the broad market rally that marked the second half of the year were energy and commodities stocks. Companies in both of these groups generally benefited from strong demand and relatively tight supply. The Fund was overweighted in both of these sectors, relative to their representation in the benchmark index. This had a positive impact on performance for the year.

Our value approach in action

The Fund employs a relative value approach to investing. This means that we look for stocks in all sectors of the marketplace that are attractively priced and have positive fundamental catalysts that could drive their stock price upward in the future. These catalyst qualities can include new products, strong management teams, or favorable dynamics within the company’s industry.

We use a multidimensional, bottom-up stock-selection process. We use quantitative analysis to narrow down the pool of stocks we consider for the portfolio, and then spend most of our time on the hands-on, fundamental research that guides our final selections. We contend that a stock that is attractive from a quantitative basis may not be a good investment if it lacks a catalyst to drive future growth.

GrafTech International, which was a strong performer for the Fund throughout 2003, provides an excellent example of how our stock selection process operates. The company makes graphite electrodes, a product used by electric-arc steel-makers. The company’s outperformance in 2003 was driven by improved expectation for profit growth as the company restructured its operations and balance sheet, increased its market share, and experienced rising demand for its products. While each of these positive conditions is attractive, it is the catalytic effect of these factors acting in combination that made the stock a strong pick for the Fund.

Guess, Inc., was another significant contributor to the portfolio. This apparel manufacturer and retailer has a well-recognized brand, but it underperformed for the previous three years. It appeared to us that it was poised for a recovery, given a restructuring of its balance sheet that lowered its interest expense, reestablishment of the Guess brand’s image, and steady increases in the square footage its goods occupied within key department stores. The company was able to post consistent same-store sales figures within its retail and outlet store segment. As the market recognized all of these strong trends, the company’s stock experienced strong appreciation.

The Fund’s allocations to different industries and sectors are driven primarily by our individual stock selections, as we generally don’t try to bet on potential market trends by deliberately overweighting or underweighting the portfolio in different market sectors. Rather, we continue to believe individual security selection is the key to successful portfolio construction, and we seek to exploit the inefficiencies that can emerge in the small- and mid-cap equity marketplace.

Prepared for the year ahead

This past year was an excellent year for the equity markets overall. We believe that 2004 will be both an interesting and a more difficult investing environment, as disciplined stock selection will become increasingly critical to success.

We believe 2004 could be a solid year for the U.S. economy, though the potential for rising interest rates looms over the latter half of the year. Additionally, we believe the dollar may continue to drop (but somewhat less drastically) versus other major currencies, and prices for such commodities as precious metals, natural gas, and oil will continue their upward trend. We intend to position the Fund to benefit from these trends.

We thank you for your continued investment in the Strong Small/Mid Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Effective October 20, 2003, the Fund’s name changed from the Strong All Cap Value Fund.

Your Fund’s Approach

The Fund invests in stocks of small- and medium-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The fund defines “small-capitalization companies” and “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2000™ Index and Russell Midcap® Index, respectively, at the time of investment.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	58.44%
Since Fund Inception (3-28-02)	10.96%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. We are replacing the S&P 500 Index with the Russell Midcap® Index, as we believe the Russell Midcap® Index more accurately reflects the Fund’s investment program. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the S&P and Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Strategic Value Fund

In 2003, the S&P 500 Index posted its first positive return since 1999, marking the end of the longest bear market since 1939-41. In this environment, the Strong Strategic Value Fund returned 26.24%, modestly below that of its broad-based index, the S&P 500 Index, which returned 28.67%.

The year began with the overhang of a three-year bear market, a sputtering economy, and the nation preparing to go to war. Over the course of the year, these looming threats began to dissipate, with a quick conclusion to the major fighting in Iraq and the economy surging ahead. Additionally, the Federal Reserve kept interest rates at bay. The stage was set for exceptional returns for the equity markets.

A balanced approach

The Fund seeks to apply a thorough valuation discipline — that is, paying careful attention to stock prices relative to their earnings and other measures — while seeking out companies with improving fundamental qualities such as accelerating cash flows. We use numerous measures to determine a fair value for a stock; with this value, we can then assess the risk/reward balance for that stock as an investment. The degree of improvement in a firm’s business fundamentals plays a key role in determining whether, and how quickly, it can reach our assessment of its fair value. We believe this approach can yield superior results over a full market cycle.

Relative to the broad-based benchmark, the Fund was underweight in technology stocks much of the past year. This hurt the Fund’s performance, as tech stocks enjoyed a banner year. However, the strength of our individual stock selection helped to offset the negative impact.

The Fund’s ability to invest in smaller companies also helped performance. As is typically the case during the early stages of an economic expansion, smaller companies outperformed their larger peers in 2003. The Fund would expect to continue to allocate a portion of the assets towards these types of securities.

Significant contributors to performance

One specific area in which the Fund’s performance was improved by individual stock selection was the healthcare sector. We reaped large gains from buying out-of-favor hospital stocks, such as HCA and Tenet Healthcare. These gains were, however, somewhat offset by disappointing results in pharmaceutical stocks. We have increased our overall weighting in the sector, as we believe that additional opportunities could present themselves in the coming months.

We continue to overweight consumer stocks relative to the index, to the extent that we are able to find reasonably valued companies with improving earnings and balance sheets. Our investments in such companies as McDonald’s and Metro-Goldwyn-Mayer contributed positively to performance during 2003.

The economic recovery led to greater demand, and consequently rising prices, for numerous basic materials used throughout the economy. The Fund was able to capitalize on this trend through its investments in Georgia-Pacific, Arch Coal, and Schnitzer Steel. Each of these investments contributed significantly to performance. We have opportunistically trimmed these positions as they have appreciated significantly in price.

Keeping our focus on stock selection

As the economic expansion matures, we believe that individual stock selection, rather than macroeconomic forecasting, will be the key to equity performance in the coming year. Fortunately, this is where we spend the vast majority of our time and effort. We anticipate that our focus on companies with positive fundamental change, coupled with our disciplined approach to stock valuations, should be rewarded in 2004.

We thank you for your continued investment in the Strong Strategic Value Fund.

Eric F. Crigler

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests primarily in stocks of companies that the Fund’s manager believes are undervalued relative to the market based on earnings, discounted cash flows, or asset value. The manager engages in in-depth, first-hand research to identify companies that are undervalued or have growth potential that is not currently reflected in the companies’ stock price.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	26.24%
Since Fund Inception (3-28-02)	0.66%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10, 000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dividend Income Fund

The Fund posted a strong absolute return in 2003, posting a gain of 24.50%. It did, however, underperform its broad-based benchmark, the S&P 500 Index, which had a return of 28.67% for the same period.

A good environment for equity investing

The stock market started the year slowly, bottoming in mid-March when the Iraqi conflict began. It subsequently staged a strong rally that lasted through the end of the year. The Fund’s broadly diversified portfolio benefited from the recovery in the economy, which was highlighted by the 8.2% rate of gross domestic product growth in the third quarter. Consumer spending, fortified by tax cuts and low interest rates, helped to spur this growth.

The falling value of the U.S. dollar in the second half of the year helped the earnings of U.S. companies doing business abroad by making exports cheaper for buyers abroad. Finally, the absence of terrorist activity on U.S. soil helped strengthen overall confidence levels of both consumers and businesses.

Lower-quality stocks prevailed

While the Fund was able to participate in the strong equity market rally, its performance relative to the S&P 500 Index was hurt by its emphasis on large, stable, dividend-paying companies. The dramatic economic rebound that began around the middle of the year improved investors’ confidence, causing them to gravitate to stocks that had declined the most sharply in value from the stock market’s peak in early 2000.

Several of the best-performing stocks in 2003 shared some or all of the following characteristics: very low stock price, no dividends, large amounts of debt, and very little, if any, earnings. Many of these traits are, of course, very different from those we generally seek when selecting stocks for the Fund. This was one of the main reasons for underperforming relative to the S&P 500 Index.

Our basic investment strategy remains the same. Nearly all of the stocks we select have a long record of distributing a portion of their earnings to shareholders in the form of dividends. Further, we are especially attracted to companies that increase their dividend payments annually. The types of companies that can regularly pay and increase dividends often have a conservative capital structure, little debt, a strong market share, and steadily improving profitability. Our team of research analysts seeks to uncover companies that are underappreciated by the market — but have favorable prospects that should, in time, capture investors’ attention.

Diversifying broadly across the market

Our individual stock selections generally guide our allocations to specific industries or market sectors. We currently favor sectors such as utilities, consumer staples, energy, and financial services (though we have recently reduced our holdings in financials after taking strong gains). Within each of these industry categories, there are many companies that have the financial strength, stability, and positive dividend characteristics we favor.

One example of a stock that had a positive impact on performance in 2003 is ConocoPhillips, which accounted for 3.1% of assets at year-end. This energy company appreciated by 39% last year, but even after that the company still has a relatively attractive price, along with its solid balance sheet, above-average dividend, and solid prospects for dividend increases in the years ahead. The company is benefiting from continued high price levels for oil and gas, which are allowing it to generate very strong free cash flow.

In the financial services area, Citigroup was a strong contributor to performance. This company, which was the Fund’s largest single holding, nearly doubled its dividend in the past year. It has an above-market yield and sells at a price that, relative to its earnings, represents a substantial discount over the valuation of the overall market. Our research indicates that the company is expected to improve its earnings substantially in 2004 as global economic activity increases.

We believe anchoring our portfolio with stocks like these helps position us to deliver attractive returns over time, with a lower level of risk than exists in the overall stock market.

Positioning the Fund for 2004

The Fund begins 2004 with an emphasis on stocks in sectors that we believe should benefit from a strong surge in both U.S. and worldwide economic activity. These include industrials and basic materials companies. Other areas where we are finding attractive investment opportunities with modest risk are healthcare and gas utilities.

Fund Highlights

Your Fund’s Approach

The Fund invests in large- and medium-capitalization, dividend-paying, common stocks. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments.

Average Annual Total Returns1

As of 12-31-03

Investor Class
1-year	24.50%
5-year	2.58%
10-year	9.69%
Since Inception (7-1-93)	9.66%

Class K2
1-year	24.99%
5-year	2.75%
10-year	9.78%
Since Inception (7-1-93)	9.75%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 7-1-93 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10, 000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher yields and returns.

[1]	The performance of the Strong Dividend Income Fund prior to December 8, 2001, is based on the Fund’s previous investment strategy where the Fund was managed as a nondiversified utilities fund.
[2]	The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Thank you for your investment in the Strong Dividend Income Fund.

William A. Ferer

Portfolio Co-Manager

Mark D. Luftig

Portfolio Co-Manager

William H. Reaves

Portfolio Co-Manager

Ronald J. Sorenson

Portfolio Co-Manager

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG DOW 30 VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.8%
Aerospace - Defense 3.9%
The Boeing Company	81,200	$3,421,768
Auto Manufacturers - Domestic 4.3%
General Motors Corporation	71,000	3,791,400
Banks - Money Center 12.0%
Citigroup, Inc.	101,500	4,926,810
J.P. Morgan Chase & Company	154,600	5,678,458

		10,605,268
Beverages - Soft Drinks 1.8%
The Coca-Cola Company	31,200	1,583,400
Computer - IT Services 3.3%
International Business Machines Corporation	31,200	2,891,616
Computer - Manufacturers 4.9%
Hewlett-Packard Company	186,200	4,277,014
Computer Software - Desktop 1.0%
Microsoft Corporation	31,200	859,248
Diversified Operations 12.1%
E.I. Du Pont de Nemours & Company	31,200	1,431,768
General Electric Company	31,200	966,576
Honeywell International, Inc.	81,200	2,714,516
United Technologies Corporation	31,000	2,937,870
3M Co.	31,200	2,652,936

		10,703,666
Electronics - Semiconductor Manufacturing 5.5%
Intel Corporation	151,000	4,862,200
Financial Services - Miscellaneous 1.7%
American Express Company	31,000	1,495,130
Leisure - Photo Equipment/Related 0.9%
Eastman Kodak Company	31,000	795,770
Leisure - Services 0.8%
The Walt Disney Company	31,200	727,896
Machinery - Construction/Mining 8.3%
Caterpillar, Inc.	88,500	7,347,270
Medical - Drug/Diversified 1.8%
Johnson & Johnson	31,000	1,601,460
Medical - Ethical Drugs 4.0%
Merck & Company, Inc.	76,000	3,511,200
Metal Ores - Miscellaneous 4.6%
Alcoa, Inc.	105,400	4,005,200
Oil & Gas - International Integrated 5.3%
Exxon Mobil Corporation	115,000	4,715,000
Paper & Paper Products 1.5%
International Paper Company	31,000	1,336,410
Retail - Major Discount Chains 1.9%
Wal-Mart Stores, Inc.	31,000	1,644,550
Retail - Restaurants 0.9%
McDonald’s Corporation	31,000	$769,730
Retail/Wholesale - Building Products 1.2%
The Home Depot, Inc.	31,000	1,100,190
Soap& Cleaning Preparations 3.5%
The Procter & Gamble Company	31,200	3,116,256
Telecommunications - Services 5.9%
AT&T Corporation	31,000	629,300
SBC Communications, Inc.	175,200	4,567,464

		5,196,764
Tobacco 6.7%
Altria Group, Inc.	109,000	5,931,780

Total Common Stocks (Cost $72,311,621)		86,290,186

Short-Term Investments (a) 2.1%
Collateral Received For Securities Lending (e) 0.0%
Navigator Prime Portfolio	10,250	10,250
Repurchase Agreements 2.1%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,823,276); Collateralized by: United States Government & Agency Issues (d)	$1,823,200	1,823,200

Total Short-Term Investments (Cost $1,833,450)		1,833,450

Total Investments in Securities (Cost $74,145,071) 99.9%		88,123,636
Other Assets and Liabilities, Net 0.1%		70,093

Net Assets 100.0%		$88,193,729

STRONG MID CAP DISCIPLINED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 79.9%
Aerospace - Defense 3.1%
Raytheon Company	320,000	$9,612,800
Banks - Super Regional 0.2%
Marshall & Ilsley Corporation	10,000	382,500
SouthTrust Corporation	10,000	327,300

		709,800
Beverages - Soft Drinks 2.1%
Coca-Cola Enterprises, Inc.	295,000	6,451,650
Building - Maintenance & Services 0.2%
The ServiceMaster Company	58,000	675,700
Building Products - Wood 0.6%
Georgia-Pacific Corporation	1,000	30,670
Rayonier, Inc.	44,279	1,838,021

		1,868,691
Chemicals - Basic 0.0%
The Dow Chemical Company	800	33,256
Chemicals - Specialty 0.0%
Hercules, Inc. (b)	3,000	36,600

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Diversified Operations 0.4%
Loews Corporation	25,000	$1,236,250
Electronics - Military Systems 1.7%
L-3 Communications Corporation (b)	105,000	5,392,800
Energy - Other 0.0%
Arch Coal, Inc.	1,000	31,170
Finance - Equity REIT 0.4%
Apartment Investment & Management Company Class A	34,600	1,193,700
Finance - Investment Management 2.8%
Janus Capital Group, Inc.	540,000	8,861,400
Food - Meat Products 0.9%
Smithfield Foods, Inc. (b)	126,000	2,608,200
Tyson Foods, Inc. Class A	20,000	264,800

		2,873,000
Food - Miscellaneous Preparation 10.5%
Campbell Soup Company	120,000	3,216,000
ConAgra, Inc.	408,000	10,767,120
Del Monte Foods Company (b)	1,110,000	11,544,000
Sara Lee Corporation	350,000	7,598,500

		33,125,620
Household - Housewares 0.4%
Newell Rubbermaid, Inc.	55,000	1,252,350
Insurance - Accident & Health 0.0%
Conseco, Inc. (b)	2,000	43,600
Insurance - Life 0.5%
Scottish Re Group, Ltd.	75,000	1,558,500
Insurance - Property/Casualty/Title 9.3%
Ohio Casualty Corporation (b)	545,000	9,461,200
Old Republic International Corporation	57,000	1,445,520
SAFECO Corporation	300,000	11,679,000
The St. Paul Companies, Inc.	40,000	1,586,000
Travelers Property and Casualty Corporation Class B	300,000	5,091,000

		29,262,720
Leisure - Gaming/Equipment 4.0%
Park Place Entertainment Corporation (b)	1,165,000	12,616,950
Media - Books 0.0%
Pearson PLC	5,000	56,050
Media - Periodicals 1.7%
Readers Digest Association, Inc. Class A	369,600	5,418,336
Medical - Biomedical/Biotechnology 0.0%
ImClone Systems, Inc. (b)	700	27,762
Medical - Generic Drugs 2.4%
Alpharma, Inc. Class A	380,000	7,638,000
Medical - Hospitals 2.2%
Triad Hospitals, Inc. (b)	210,000	6,986,700
Medical - Products 1.0%
Millipore Corporation (b)	75,000	3,228,750
Medical - Wholesale Drugs/Sundries 5.8%
McKesson Corporation	327,000	$10,516,320
PSS World Medical, Inc. (b)	630,000	7,604,100

		18,120,420
Medical/Dental - Supplies 3.8%
Apogent Technologies, Inc. (b)	15,000	345,600
Sola International, Inc. (b)	613,000	11,524,400

		11,870,000
Metal Ores - Miscellaneous 0.1%
Phelps Dodge Corporation (b)	2,000	152,180
Oil & Gas - Drilling 0.6%
GlobalSantaFe Corporation	70,000	1,738,100
Oil & Gas - International Exploration & Production 2.0%
Amerada Hess Corporation	121,000	6,433,570
Oil & Gas - International Specialty 3.4%
Kerr McGee Corporation	230,000	10,692,700
Oil & Gas - Machinery/Equipment 3.1%
Baker Hughes, Inc.	111,000	3,569,760
Cooper Cameron Corporation (b)	70,000	3,262,000
FMC Technologies, Inc. (b)	125,000	2,912,500

		9,744,260
Oil & Gas - United States Exploration & Production 3.4%
Devon Energy Corporation	188,000	10,764,880
Paper & Paper Products 0.5%
Abitibi-Consolidated, Inc.	5,000	40,550
MeadWestvaco Corporation	1,000	29,750
Smurfit-Stone Container Corporation (b)	1,800	33,426
Temple-Inland, Inc.	22,000	1,378,740

		1,482,466
Pollution Control - Services 1.3%
Republic Services, Inc.	150,000	3,844,500
Waste Management, Inc.	3,000	88,800

		3,933,300
Retail - Department Stores 0.0%
J.C. Penney Company, Inc. (Holding Company)	2,000	52,560
Retail - Restaurants 0.5%
Cosi, Inc. (b)	560,000	1,562,400
McDonald’s Corporation	1,000	24,830

		1,587,230
Retail - Super/Mini Markets 2.0%
The Kroger Company (b)	346,000	6,404,460
Tobacco 1.9%
Loews Corp - Carolina Group	230,800	5,825,392
RJ Reynolds Tobacco Holdings, Inc.	1,000	58,150

		5,883,542
Utility - Electric Power 2.3%
Consolidated Edison, Inc.	37,800	1,625,778
FirstEnergy Corporation	91,000	3,203,200
FPL Group, Inc.	39,000	2,551,380

		7,380,358
Utility - Gas Distribution 4.8%
CenterPoint Energy, Inc.	1,178,000	11,414,820
KeySpan Corporation	52,700	1,939,360
Sempra Energy	53,000	1,593,180

		14,947,360

Total Common Stocks (Cost $219,374,391)		251,379,541

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Convertible Preferred Stocks 0.8%
Scottish Re Group Limited	100,000	$2,690,000

Total Preferred Stocks (Cost $2,500,000)		2,690,000

Short-Term Investments (a) 19.5%
Collateral Received For Securities Lending (e) 0.7%
Navigator Prime Portfolio	2,133,916	2,133,916
Repurchase Agreements 17.5%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $54,602,882); Collateralized by: United States Government & Agency Issues (d)	$54,600,000	54,600,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $566,923); Collateralized by: United States Government & Agency Issues (d)	556,900	556,900

		55,156,900
United States Government & Agency Issues 1.3%
U.S. Treasury Bills, 0.935%, Due 2/19/04	4,000,000	3,995,764

Total Short-Term Investments (Cost $61,285,989)		61,286,580

Total Investments in Securities (Cost $283,160,380) 100.2%		315,356,121
Other Assets and Liabilities, Net (0.2%)		(592,590)

Net Assets 100.0%		$314,763,531

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	3,550	919,461
Options closed	(2,170)	(860,740)
Options expired	(1,380)	(58,721)
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG MULTI CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.6%
Apparel - Clothing Manufacturer 0.3%
Guess?, Inc. (b)	50,400	$608,328
Auto/Truck - Original Equipment 1.4%
Dana Corporation	187,500	3,440,625
Banks - Southeast 0.9%
Cardinal Financial Corporation (b)	64,700	535,716
Coast Financial Holdings, Inc. (b)	41,800	568,480
Hibernia Corporation Class A	45,200	1,062,652

		2,166,848
Building - Construction Products/Miscellaneous 3.1%
Royal Group Technologies, Ltd. (b)	786,400	7,455,072
Building - Heavy Construction 2.9%
Chicago Bridge & Iron Company NV	241,300	6,973,570
Building - Maintenance & Services 1.0%
ABM Industries, Inc.	132,275	$2,302,908
Chemicals - Fertilizers 0.4%
Agrium, Inc.	61,700	1,015,582
Chemicals - Plastics 0.3%
Intertape Polymer Group, Inc. (b)	59,700	759,981
Commercial Services - Security/Safety 0.8%
Armor Holdings, Inc. (b)	67,900	1,786,449
Commercial Services - Staffing 0.3%
MPS Group, Inc. (b)	84,900	793,815
Computer Software - Enterprise 0.9%
Lightbridge, Inc. (b)	100,400	913,640
TIBCO Software, Inc. (b)	167,900	1,136,683

		2,050,323
Containers 0.7%
Constar International, Inc. (b)	321,400	1,732,346
Electronics - Contract Manufacturing 0.7%
Celestica, Inc. (b)	112,300	1,692,361
Electronics – Miscellaneous Components 1.7%
Coherent, Inc. (b)	171,070	4,071,466
Electronics - Scientific Measuring 1.5%
Newport Corporation (b)	55,700	920,721
Veeco Instruments, Inc. (b) (c)	95,515	2,693,523

		3,614,244
Electronics - Semiconductor Manufacturing 1.3%
Amkor Technology, Inc. (b)	66,500	1,210,965
Credence Systems Corporation (b)	79,600	1,047,536
Zoran Corporation (b)	46,800	813,852

		3,072,353
Finance - Equity REIT 0.6%
American Financial Realty Trust	78,800	1,343,540
Finance - Investment Brokers 1.1%
Labranche & Company, Inc.	224,000	2,614,080
Food - Miscellaneous Preparation 1.3%
Del Monte Foods Company (b)	301,400	3,134,560
Household - Appliances 1.1%
Maytag Corporation	92,400	2,573,340
Insurance - Accident & Health 0.8%
UnumProvident Corporation	120,800	1,905,016
Insurance - Life 0.5%
American Equity Investment Life Holding Company	118,000	1,176,460
Insurance - Property/Casualty/Title 4.8%
Donegal Group, Inc. Class A	20,700	455,814
Endurance Specialty Holdings, Ltd.	45,500	1,526,525
Mercury General Corporation	144,200	6,712,510
NYMAGIC, Inc.	41,000	1,124,220
SAFECO Corporation	38,700	1,506,591

		11,325,660

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Internet - Software 1.6%
FreeMarkets, Inc. (b)	584,000	$3,906,960
Leisure - Services 0.5%
Pegasus Solutions, Inc. (b)	109,600	1,147,512
Media - Periodicals 0.3%
Readers Digest Association, Inc. Class A	52,200	765,252
Medical - Biomedical/Biotechnology 1.8%
CV Therapeutics, Inc. (b) (c)	284,300	4,167,838
Medical - Generic Drugs 1.8%
Andrx Group (b)	177,900	4,276,716
Medical - Nursing Homes 4.4%
Beverly Enterprises, Inc. (b)	933,200	8,016,188
Manor Care, Inc.	72,500	2,506,325

		10,522,513
Medical - Outpatient/Home Care 0.2%
Gentiva Health Services, Inc. (b)	32,500	410,800
Medical/Dental - Services 0.8%
Omnicare, Inc. (c)	49,300	1,991,227
Metal Ores - Gold/Silver 6.2%
Apex Silver Mines, Ltd. (b)	345,700	7,225,130
Harmony Gold Mining Company, Ltd. Sponsored ADR (c)	326,800	5,303,964
Meridian Gold, Inc. (b)	152,210	2,223,788

		14,752,882
Metal Ores - Miscellaneous 1.2%
Inco, Ltd. (b)	70,600	2,811,292
Oil & Gas - Canadian Exploration & Production 2.3%
Canadian Natural Resources, Ltd.	106,000	5,346,640
Oil & Gas - Drilling 4.0%
Helmerich & Payne, Inc.	158,800	4,435,284
Transocean, Inc. (b)	213,600	5,128,536

		9,563,820
Oil & Gas - Field Services 7.7%
Global Industries, Ltd. (b)	1,208,400	6,223,260
Key Energy Services, Inc. (b)	684,600	7,058,226
Layne Christensen Company (b)	30,600	359,550
Matrix Service Company (b)	36,200	657,030
Newpark Resources, Inc. (b)	281,200	1,346,948
Oceaneering International, Inc. (b)	15,900	445,200
Willbros Group, Inc. (b)	174,600	2,098,692

		18,188,906
Oil & Gas - International Exploration & Production 0.1%
CNOOC, Ltd. ADR	8,400	335,328
Oil & Gas - United States Exploration & Production 10.7%
Forest Oil Corporation (b)	269,300	7,693,901
Noble Energy, Inc.	109,200	4,851,756
Pioneer Natural Resources Company (b)	76,900	2,455,417
Pogo Producing Company	21,600	1,043,280
Range Resources Corporation (b)	525,800	4,968,810
Stone Energy Corporation (b)	103,100	4,376,595

		25,389,759
Oil & Gas - United States Integrated 2.5%
El Paso Corporation (c)	738,800	$6,050,772
Pollution Control - Services 1.3%
Calgon Carbon Corporation	480,760	2,985,519
Retail - Clothing/Shoes 0.3%
American Eagle Outfitters, Inc. (b)	45,900	752,760
Retail - Department Stores 0.7%
Dillards, Inc.	16,100	265,006
J.C. Penney Company, Inc. (Holding Company)	52,400	1,377,072

		1,642,078
Retail - Restaurants 1.6%
California Pizza Kitchen, Inc. (b)	124,800	2,512,224
Darden Restaurants, Inc.	34,800	732,192
Worldwide Restaurant Concepts, Inc. (b)	203,700	570,360

		3,814,776
Steel - Specialty Alloys 5.7%
GrafTech International, Ltd. (b)	1,004,100	13,555,350
Telecommunications - Equipment 5.1%
ADC Telecommunications, Inc. (b)	1,821,600	5,410,152
ECI Telecom, Ltd. (b)	1,166,400	6,683,472

		12,093,624
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	223,300	1,127,665
Transportation - Rail 3.2%
CSX Corporation	212,200	7,626,468
Transportation - Services 0.3%
EGL, Inc. (b)	37,300	654,988
Transportation - Truck 1.0%
Covenant Transport, Inc. Class A (b)	116,600	2,216,566
Overnite Corporation (b)	2,500	56,875

		2,273,441
Utility - Electric Power 1.4%
TECO Energy, Inc.	224,700	3,237,927

Total Common Stocks (Cost $217,063,368)		227,001,740

Short-Term Investments (a) 4.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $9,500,501); Collateralized by: United States Government & Agency Issues (d)	$9,500,000	9,500,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,421,559); Collateralized by: United States Government & Agency Issues (d)	1,421,500	1,421,500

Total Short-Term Investments (Cost $10,921,500)		10,921,500

Total Investments in Securities (Cost $227,984,868) 100.2%		237,923,240
Other Assets and Liabilities, Net (0.2%)		(551,891)

Net Assets 100.0%		$237,371,349

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG MULTI CAP VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	10,539	$2,013,618
Options written during the year	27,036	6,015,516
Options closed	(31,348)	(6,760,509)
Options expired	(2,250)	(322,323)
Options exercised	(2,002)	(465,883)

Options outstanding at end of year	1,975	$480,419

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
CV Therapeutics, Inc.
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $57,697.)	100	$(250)
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $38,789.)	100	(250)
El Paso Corporation
(Strike Price is $6.00. Expiration date is 1/16/04. Premium received is $16,199.)	100	(22,250)
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $15,799.)	200	(16,000)
Harmony Gold Mining Company, Ltd. Sponsored ADR
(Strike Price is $15.00. Expiration date is 1/16/04. Premium received is $48,598.)	300	(44,250)
(Strike Price is $15.00. Expiration date is 5/21/04. Premium received is $43,398.)	200	(49,500)
Omnicare, Inc.
(Strike Price is $37.50. Expiration date is 1/16/04. Premium received is $15,899.)	75	(23,250)
(Strike Price is $40.00. Expiration date is 3/19/04. Premium received is $8,350.)	50	(11,000)
Veeco Instruments, Inc.
(Strike Price is $22.50. Expiration date is 1/16/04. Premium received is $42,698.)	100	(58,000)
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $22,199.)	100	(35,500)
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $72,897.)	450	(24,750)
(Strike Price is $20.00. Expiration date is 4/16/04. Premium received is $69,697.)	100	(87,000)
(Strike Price is $30.00. Expiration date is 4/16/04. Premium received is $28,199.)	100	(23,500)

	1,975	$(395,500)

STRONG SMALL COMPANY VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 81.0%
Apparel - Clothing Manufacturer 1.0%
Russell Corporation	22,700	$398,612
Apparel - Shoes & Related Manufacturing 0.5%
The Stride Rite Corporation	17,000	193,460
Banks - Midwest 2.1%
First Indiana Corporation	16,000	$300,000
Peoples Bancorp, Inc.	4,200	123,942
Provident Financial Group, Inc.	7,400	236,430
UMB Financial Corporation	2,200	104,588
Unizan Financial Corporation	2,500	50,625

		815,585
Banks - Northeast 0.4%
First Commonwealth Financial Corporation	6,200	88,412
NBT Bancorp, Inc.	3,800	81,472

		169,884
Building - Air Conditioning & Heating Products 2.3%
Comfort Systems USA, Inc. (b)	167,000	915,160
Building - Maintenance & Services 0.9%
EMCOR Group, Inc. (b)	8,000	351,200
Chemicals - Specialty 0.1%
Hercules, Inc. (b)	2,000	24,400
Commercial Services - Advertising 0.1%
Catalina Marketing Corporation (b)	1,000	20,160
Commercial Services - Consulting 0.1%
Kroll, Inc. (b)	1,000	26,000
Commercial Services - Healthcare 1.6%
Radiologix, Inc. (b)	185,000	627,150
Commercial Services - Miscellaneous 1.0%
Crawford & Company Class A	50,000	354,500
CSG Systems International, Inc. (b)	2,000	24,980

		379,480
Computer Software - Education/ Entertainment 3.4%
Midway Games, Inc. (b)	350,000	1,358,000
Computer Software - Financial 0.1%
S1 Corporation (b)	4,000	32,200
Consumer Products - Miscellaneous 0.1%
Rayovac Corporation (b)	1,500	31,425
Electronics - Military Systems 0.3%
Herley Industries, Inc. (b)	4,900	101,430
Electronics - Miscellaneous Components 0.1%
Brillian Corporation (b)	4,925	41,616
Energy - Other 0.1%
Arch Coal, Inc.	600	18,702
Finance - Consumer/Commercial Loans 0.3%
Financial Federal Corporation (b)	3,600	109,980
Finance - Savings & Loan 0.2%
Citizens First Bancorp, Inc.	3,800	86,640
Financial Services - Miscellaneous 0.4%
ACE Cash Express, Inc. (b)	7,900	167,938
Food - Dairy Products 1.1%
Galaxy Nutritional Foods, Inc. (b)	175,000	439,250

STRONG SMALL COMPANY VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Food - Miscellaneous Preparation 6.0%
Del Monte Foods Company (b)	114,000	$1,185,600
Lance, Inc.	15,700	235,971
Monterey Pasta Company (b)	177,300	661,329
Tasty Baking Company	30,500	308,355

		2,391,255
Insurance - Accident & Health 0.1%
Conseco, Inc. (b)	1,000	21,800
Insurance - Life 2.4%
Scottish Re Group, Ltd.	45,200	939,256
Insurance - Property/Casualty/Title 3.6%
Ohio Casualty Corporation (b)	83,000	1,440,880
Leisure - Gaming 2.2%
Park Place Entertainment Corporation (b)	80,000	866,400
Machinery - General Industrial 3.0%
Robbins & Myers, Inc.	49,800	945,702
Tennant Company	6,000	259,800

		1,205,502
Media - Periodicals 2.8%
Readers Digest Association, Inc. Class A	76,000	1,114,160
Medical - Biomedical/Genetics 0.1%
Guilford Pharmaceuticals, Inc. (b)	7,000	47,460
Medical - Generic Drugs 1.8%
Alpharma, Inc. Class A	35,600	715,560
Medical - Instruments 2.4%
CTI Molecular Imaging, Inc. (b)	57,000	963,870
Medical - Products 0.4%
Cambrex Corporation	2,000	50,520
Vital Signs, Inc.	2,900	94,830

		145,350
Medical - Wholesale Drugs/Sundries 3.5%
PSS World Medical, Inc. (b)	115,000	1,388,050
Medical/Dental - Services 0.5%
Hooper Holmes, Inc.	32,000	197,760
Medical/Dental - Supplies 3.5%
Apogent Technologies, Inc. (b)	1,000	23,040
Sola International, Inc. (b)	73,000	1,372,400

		1,395,440
Metal Processing & Fabrication 1.8%
Valmont Industries, Inc.	31,000	717,650
Office - Equipment & Automation 2.7%
InFocus Corporation (b)	110,000	1,064,800
Oil & Gas - Field Services 5.3%
Expro International Group PLC (GBP) (g)	50,000	245,520
Fugro NV (EUR) (g)	11,500	591,119
Global Industries, Ltd. (b)	25,000	128,750
Layne Christensen Company (b)	9,800	115,150
Oceaneering International, Inc. (b)	28,000	784,000
Seabulk International, Inc. (b)	30,800	250,096

		2,114,635
Oil & Gas - International Exploration & Production 3.6%
Kerr McGee Corporation	24,000	1,115,760
Vintage Petroleum, Inc.	26,000	312,780

		1,428,540
Oil & Gas - Machinery/Equipment 4.6%
FMC Technologies, Inc. (b)	45,000	$1,048,500
National-Oilwell, Inc. (b)	32,000	715,520
Universal Compression Holdings, Inc. (b)	2,200	57,552

		1,821,572
Oil & Gas - Refining/Marketing 0.4%
Frontier Oil Corporation	6,400	110,208
Lubrizol Corporation	2,000	65,040

		175,248
Paper & Paper Products 1.5%
Buckeye Technologies, Inc. (b)	55,300	555,765
Temple-Inland, Inc.	600	37,602

		593,367
Pollution Control - Services 1.7%
Casella Waste Systems, Inc. (b)	49,000	670,810
Retail - Clothing/Shoes 1.0%
Syms Corporation (b)	58,000	399,620
Retail - Restaurants 4.1%
Buca, Inc. (b)	74,000	503,940
Cosi, Inc. (b)	175,369	489,280
Rubio’s Restaurants, Inc. (b)	107,000	639,860

		1,633,080
Retail - Super/Mini Markets 2.1%
Wild Oats Markets, Inc. (b)	2,000	25,860
Winn-Dixie Stores, Inc.	80,000	796,000

		821,860
Retail/Wholesale - Food 0.0%
Green Mountain Coffee Roasters, Inc. (b)	500	11,510
Telecommunications - Equipment 0.3%
Three-Five Systems, Inc. (b)	19,700	103,228
Textile - Mill/Household 0.5%
Unifi, Inc. (b)	28,300	182,535
Utility - Gas Distribution 2.9%
CenterPoint Energy, Inc.	118,000	1,143,420

Total Common Stocks (Cost $26,738,409)		32,022,890

Convertible Preferred Stocks 0.5%
Insurance - Life
Scottish RE Group, LTD.	7,000	188,300

Total Convertible Preferred Stocks (Cost $180,600)		188,300

Short-Term Investments (a) 15.8%
Repurchase Agreements 14.5%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $5,200,274); Collateralized by: United States Government & Agency Issues (d)	$5,200,000	5,200,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $551,023); Collateralized by: United States Government & Agency Issues (d)	551,000	551,000

		5,751,000
U.S. Government 1.3%
United States Treasury Bills, Due 1/02/04 thru 2/19/04 (c)	520,000	519,594

Total Short-Term Investments (Cost $6,270,550)		6,270,594

Total Investments in Securities (Cost $33,189,559) 97.3%		38,481,784
Other Assets and Liabilities, Net 2.7%		1,067,484

Net Assets 100.0%		$39,549,268

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG SMALL/MID CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.2%
Aerospace - Defense Equipment 0.6%
Evans & Sutherland Computer Corporation (b)	11,060	$49,770
Apparel - Clothing Manufacturer 1.3%
Guess?, Inc. (b)	5,485	66,204
Phillips Van Heusen Corporation	2,460	43,640

		109,844
Banks - Southeast 1.3%
Cardinal Financial Corporation (b)	8,400	69,552
Coast Financial Holdings, Inc. (b)	3,060	41,616

		111,168
Beverages - Soft Drinks 2.0%
Coca-Cola Enterprises, Inc.	5,035	110,115
The Pepsi Bottling Group, Inc.	2,735	66,132

		176,247
Building - Construction Products/Miscellaneous 1.6%
Royal Group Technologies, Ltd. (b)	15,120	143,338
Building - Heavy Construction 1.4%
Chicago Bridge & Iron Company NV	4,345	125,570
Building - Maintenance & Services 0.2%
ABM Industries, Inc.	1,110	19,325
Chemicals - Plastics 2.9%
Intertape Polymer Group, Inc. (b)	8,245	104,959
Intertape Polymer Group, Inc. (CAD) (Acquired date 9/05/03; Cost $29,250) (b) (f) (g)	4,000	50,888
PolyOne Corporation (b)	14,645	93,582

		249,429
Chemicals - Specialty 1.3%
OM Group, Inc. (b)	4,375	114,581
Commercial Services - Advertising 0.8%
R.H. Donnelley Corporation (b)	1,645	65,537
Commercial Services - Consulting 0.4%
Navigant Consulting, Inc. (b)	1,980	37,343
Commercial Services - Healthcare 0.4%
US Oncology, Inc. (b)	3,110	33,464
Commercial Services - Security/Safety 1.9%
Armor Holdings, Inc. (b)	1,850	48,674
DHB Industries, Inc. (b)	5,680	39,760
OSI Systems, Inc. (b)	3,960	76,072

		164,506
Commercial Services - Staffing 1.1%
Kforce.com, Inc. (b)	5,315	49,642
MPS Group, Inc. (b)	4,700	43,945

		93,587
Computer Software - Enterprise 1.2%
Lightbridge, Inc. (b)	4,485	40,814
TIBCO Software, Inc. (b)	8,855	59,948

		100,762
Computer Software - Medical 0.2%
IDX Systems Corporation (b)	760	20,383
Containers 1.5%
Constar International, Inc. (b)	23,855	128,578
Electrical - Equipment 0.5%
Encore Wire Corporation (b)	2,255	39,936
Electronics - Contract Manufacturing 0.7%
Celestica, Inc. (b)	4,035	$60,807
Electronics - Miscellaneous Components 0.5%
Coherent, Inc. (b)	1,755	41,769
Electronics - Parts Distributors 0.2%
Richardson Electronics, Ltd.	1,685	20,709
Electronics - Scientific Measuring 0.4%
Newport Corporation (b)	2,165	35,787
Electronics - Semiconductor Manufacturing 2.8%
Amkor Technology, Inc. (b)	2,115	38,514
ChipPAC, Inc. Class A (b)	8,620	65,426
Credence Systems Corporation (b)	4,730	62,247
TriQuint Semiconductor, Inc. (b)	5,175	36,587
Zoran Corporation (b)	2,555	44,431

		247,205
Finance - Savings & Loan 0.6%
Pacific Premier Bancorp, Inc. (b)	5,045	55,949
Food - Miscellaneous Preparation 0.9%
Del Monte Foods Company (b)	7,505	78,052
Household - Appliances 1.1%
Maytag Corporation	3,475	96,779
Insurance - Accident & Health 0.6%
UnumProvident Corporation	3,485	54,958
Insurance - Brokers 0.4%
Willis Group Holdings, Ltd.	975	33,218
Insurance - Life 0.6%
Phoenix Companies, Inc.	4,480	53,939
Insurance - Property/Casualty/Title 4.9%
Argonaut Group, Inc. (b)	3,760	58,430
Donegal Group, Inc. Class A	700	15,414
Endurance Specialty Holdings, Ltd.	775	26,001
Mercury General Corporation	4,010	186,666
NYMAGIC, Inc.	1,400	38,388
Penn-America Group, Inc.	4,690	62,236
SAFECO Corporation	970	37,762

		424,897
Internet - E*Commerce 1.4%
Stamps.com, Inc. (b)	20,135	124,837
Internet - Internet Service Provider 0.2%
Earthlink, Inc. (b)	1,775	17,750
Internet - Software 0.7%
FreeMarkets, Inc. (b)	9,660	64,625
Media - Periodicals 0.2%
Readers Digest Association, Inc. Class A	1,300	19,058
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b) (c)	1,500	21,990
Medical - Generic Drugs 0.8%
Andrx Group (b)	2,840	68,274

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Nursing Homes 2.6%
Beverly Enterprises, Inc. (b)	23,390	$200,920
Manor Care, Inc.	770	26,619

		227,539
Medical - Products 5.0%
Allied Healthcare Products, Inc. (b)	24,000	92,400
Covalent Group, Inc. (b)	84,600	215,815
Discovery Partners International, Inc. (b)	5,525	33,979
OraSure Technologies, Inc. (b)	11,890	94,644

		436,838
Medical - Systems/Equipment 0.6%
Cantel Medical Corporation (b)	3,400	55,046
Medical/Dental - Services 0.3%
Omnicare, Inc.	605	24,436
Metal Ores - Gold/Silver 4.6%
Apex Silver Mines, Ltd. (b)	6,415	134,073
Harmony Gold Mining Company, Ltd. Sponsored ADR (c)	8,100	131,463
Meridian Gold, Inc. (b)	3,090	45,145
Newmont Mining Corporation Holding Company (c)	1,870	90,901

		401,582
Metal Ores - Miscellaneous 0.3%
Alcan, Inc.	525	24,649
Metal Processing & Fabrication 1.5%
Webco Industries, Inc. (b)	31,030	127,223
Oil & Gas - Canadian Exploration & Production 1.7%
Canadian Natural Resources, Ltd.	2,855	144,006
Oil & Gas - Canadian Integrated 0.4%
Imperial Oil, Ltd.	775	34,426
Oil & Gas - Drilling 3.6%
Grey Wolf, Inc. (b)	8,215	30,724
Helmerich & Payne, Inc.	2,580	72,059
Pride International, Inc. (b)	3,405	63,469
Transocean, Inc. (b)	6,290	151,023

		317,275
Oil & Gas - Field Services 9.4%
Global Industries, Ltd. (b)	49,815	256,547
Key Energy Services, Inc. (b)	11,225	115,730
Layne Christensen Company (b)	9,700	113,975
Matrix Service Company (b)	3,370	61,165
Newpark Resources, Inc. (b)	15,715	75,275
Oceaneering International, Inc. (b)	4,270	119,560
Petroleum Helicopters, Inc. (b)	1,945	47,653
Willbros Group, Inc. (b)	2,705	32,514

		822,419
Oil & Gas - International Exploration & Production 1.7%
CNOOC, Ltd. ADR	2,580	102,994
Kerr McGee Corporation	1,055	49,047

		152,041
Oil & Gas - Machinery/Equipment 0.8%
Input/Output, Inc. (b)	16,355	73,761
Oil & Gas - United States Exploration & Production 6.9%
Forest Oil Corporation (b)	6,695	191,276
Noble Energy, Inc.	1,885	83,751
Pioneer Natural Resources Company (b)	2,140	$68,330
Pogo Producing Company	705	34,052
Range Resources Corporation (b)	17,910	169,249
Stone Energy Corporation (b)	1,345	57,095

		603,753
Oil & Gas - United States Integrated 1.9%
El Paso Corporation (c)	20,150	165,029
Pollution Control - Services 1.2%
Calgon Carbon Corporation	17,090	106,129
Retail - Clothing/Shoes 0.9%
Shoe Carnival, Inc. (b)	1,960	34,888
The Wet Seal, Inc. Class A (b)	4,025	39,807

		74,695
Retail - Department Stores 1.6%
J.C. Penney Company, Inc. (Holding Company)	5,210	136,919
Retail - Restaurants 2.3%
California Pizza Kitchen, Inc. (b)	4,715	94,913
Darden Restaurants, Inc.	1,135	23,880
Worldwide Restaurant Concepts, Inc. (b)	28,170	78,876

		197,669
Retail/Wholesale - Computer/Cellular 0.6%
CellStar Corporation (b)	4,130	52,162
Steel - Producers 2.4%
IPSCO, Inc.	5,020	93,221
Roanoke Electric Steel Corporation	5,135	68,450
Steel Dynamics, Inc. (b)	2,200	51,678

		213,349
Steel - Specialty Alloys 1.7%
GrafTech International, Ltd. (b)	11,160	150,660
Telecommunications - Equipment 2.4%
ADC Telecommunications, Inc. (b)	69,120	205,286
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	7,910	39,946
Transportation - Rail 2.3%
CSX Corporation	5,635	202,522
Transportation - Truck 0.5%
Covenant Transport, Inc. Class A (b)	2,510	47,715
Utility - Electric Power 0.6%
TECO Energy, Inc.	3,665	52,813

Total Common Stocks (Cost $6,658,744)		8,393,859

Short-Term Investments (a) 5.8%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $502,021); Collateralized by: United States Government & Agency Issues (d)	$502,000	502,000

Total Short-Term Investments (Cost $502,000)		502,000

Total Investments in Securities (Cost $7,160,744) 102.0%		8,895,859
Other Assets and Liabilities, Net (2.0%)		(170,782)

Net Assets 100.0%		$8,725,077

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG SMALL/MID CAP VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	130	$21,408
Options written during the year	241	65,898
Options closed	(256)	(60,328)
Options expired	(65)	(10,758)
Options exercised	(15)	(4,730)

Options outstanding at end of year	35	$11,490

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
CV Therapeutics, Inc.
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $2,885.)	5	$(13)
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $2,035.)	5	(13)
El Paso Corporation
(Strike Price is $6.00. Expiration date is 1/16/04. Premium received is $810.)	5	(1,112)
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $790.)	10	(800)
Harmony Gold Mining Company, Ltd. Sponsored ADR
(Strike Price is $15.00. Expiration date is 5/21/04. Premium received is $1,085.)	5	(1,237)
Newmont Mining Corporation Holding Company
(Strike Price is $40.00. Expiration date is 1/16/04. Premium received is $3,885.)	5	(4,300)

	35	$(7,475)

STRONG STRATEGIC VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.7%
Aerospace - Defense 0.9%
United Defense Industries, Inc. (b)	450	$14,346
Apparel - Clothing Manufacturer 2.0%
Oxford Industries, Inc.	450	15,246
The Warnaco Group, Inc. (b)	1,000	15,950

		31,196
Apparel - Shoes & Related Manufacturing 1.5%
NIKE, Inc. Class B	350	23,961
Auto Manufacturers 1.8%
Ford Motor Company	1,763	28,208
Banks - Midwest 0.6%
Provident Financial Group, Inc.	300	9,585
Banks - Money Center 2.5%
Bank of America Corporation	276	22,199
J.P. Morgan Chase & Company	450	16,528

		38,727
Banks - Northeast 0.9%
Provident Bankshares Corporation	500	$14,720
Banks - Southeast 1.3%
Compass Bancshares, Inc.	300	11,793
Hibernia Corporation Class A	400	9,404

		21,197
Banks - Super Regional 1.3%
Wachovia Corporation	450	20,966
Building - Heavy Construction 0.9%
Washington Group International, Inc. (b)	400	13,588
Building - Resident/Commercial 0.9%
Standard Pacific Corporation	300	14,565
Building Products - Wood 1.6%
Georgia-Pacific Corporation	800	24,536
Chemicals - Specialty 0.9%
OM Group, Inc. (b)	550	14,404
Commercial - Leasing Companies 0.7%
United Rentals, Inc. (b)	550	10,593
Commercial Services - Advertising 1.0%
Digitas, Inc. (b)	1,700	15,844
Commercial Services - Health Care 1.0%
U. S. Oncology, Inc. (b)	1,450	15,602
Commercial Services - Miscellaneous 1.3%
ARAMARK Corporation Class B	500	13,710
NCO Group, Inc. (b)	300	6,831

		20,541
Commercial Services - Security/Safety 1.0%
Checkpoint Systems, Inc. (b)	800	15,128
Computer - IT Services 1.3%
Amdocs, Ltd. (b)	900	20,232
Computer - Local Networks 0.8%
Computer Network Technology Corporation (b)	1,300	12,402
Computer - Peripheral Equipment 1.5%
Lexmark International Group, Inc. (b)	300	23,592
Computer Software - Enterprise 0.9%
Lawson Software, Inc. (b)	1,750	14,403
Computer Software - Security 0.9%
RSA Security, Inc. (b)	1,000	14,200
Consumer Products - Miscellaneous 1.9%
Rayovac Corporation (b)	800	16,760
The Yankee Candle Company, Inc. (b)	500	13,665

		30,425
Cosmetics - Personal Care 0.9%
Nu Skin Enterprises, Inc. Class A	800	13,672
Diversified Operations 2.0%
Textron, Inc.	400	22,824
United Technologies Corporation	100	9,477

		32,301

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Contract Manufacturing 1.4%
Sanmina - SCI Corporation (b)	1,800	$22,698
Electronics - Semiconductor Manufacturing 1.9%
Intel Corporation	700	22,540
Photronics, Inc. (b)	400	7,968

		30,508
Energy - Other 0.8%
Arch Coal, Inc.	400	12,468
Finance - Consumer/Commercial Loans 2.8%
CIT Group, Inc.	650	23,367
MBNA Corporation	850	21,123

		44,490
Finance - Investment Brokers 2.0%
Knight Trading Group, Inc. (b)	600	8,784
Morgan Stanley	388	22,454

		31,238
Finance - Mortgage & Related Services 1.9%
IndyMac Bancorp, Inc.	500	14,895
New Century Financial Corporation	400	15,868

		30,763
Finance - Savings & Loan 2.5%
Golden West Financial Corporation	200	20,638
Washington Mutual, Inc.	478	19,177

		39,815
Financial Services - Miscellaneous 2.3%
eFunds Corporation (b)	850	14,747
H & R Block, Inc.	400	22,148

		36,895
Food - Flour & Grain 1.3%
Archer Daniels Midland Company	1,400	21,308
Insurance - Diversified 3.1%
Principal Financial Group, Inc.	700	23,149
Prudential Financial, Inc.	600	25,062

		48,211
Insurance - Life 1.0%
Lincoln National Corporation	400	16,148
Insurance - Property/Casualty/Title 0.9%
IPC Holdings, Ltd.	350	13,629
Internet - E*Commerce 0.9%
Net.bank, Inc.	1,050	14,018
Internet - Internet Service Provider 1.0%
Webex Communications, Inc. (b)	750	15,075
Leisure - Movies & Related 0.8%
Metro-Goldwyn-Mayer, Inc. (b)	763	13,040
Leisure - Services 1.3%
Cendant Corporation (b)	900	20,043
Media - Periodicals 0.7%
Readers Digest Association, Inc. Class A	800	11,728
Medical - Biomedical/Biotechnology 2.6%
Gen-Probe, Inc. (b)	500	18,235
Genzyme Corporation (b)	250	12,335
Guilford Pharmaceuticals, Inc. (b)	1,500	10,170

		40,740
Medical - Ethical Drugs 0.8%
Kos Pharmaceuticals, Inc. (b)	300	$12,912
Medical - Generic Drugs 2.0%
KV Pharmaceutical Company Class A (b)	550	14,025
Mylan Laboratories, Inc.	700	17,682

		31,707
Medical - Health Maintenance Organizations 1.8%
UnitedHealth Group, Inc.	500	29,090
Medical - Outpatient/Home Care 0.9%
Apria Healthcare Group, Inc. (b)	500	14,235
Medical - Products 1.4%
Boston Scientific Corporation (b)	600	22,056
Medical/Dental - Services 1.2%
Medco Health Solutions, Inc. (b)	550	18,694
Medical/Dental - Supplies 0.7%
Sybron Dental Specialties, Inc. (b)	400	11,240
Metal Processing & Fabrication 0.6%
Schnitzer Steel Industries, Inc. Class A	150	9,075
Oil & Gas - Refining/Marketing 0.9%
Tesoro Petroleum Corporation (b)	1,000	14,570
Oil & Gas - United States Integrated 1.4%
Marathon Oil Corporation	650	21,509
Retail - Clothing/Shoes 1.7%
Charming Shoppes, Inc. (b)	2,500	13,500
The Men’s Wearhouse, Inc. (b)	550	13,755

		27,255
Retail - Department Stores 1.3%
Federated Department Stores, Inc.	430	20,266
Retail - Leisure Product 0.8%
Barnes & Noble, Inc. (b)	400	13,140
Retail - Major Discount Chains 1.3%
Dollar General Corporation	1,000	20,990
Retail - Restaurants 1.3%
McDonald’s Corporation	800	19,864
Retail/Wholesale - Auto Parts 2.7%
AutoNation, Inc. (b)	1,200	22,044
AutoZone, Inc. (b)	250	21,303

		43,347
Retail/Wholesale - Computer/Cellular 1.4%
Brightpoint, Inc. (b)	400	6,900
Insight Enterprises, Inc. (b)	800	15,040

		21,940
Telecommunications - Equipment 2.3%
Plantronics, Inc. (b)	500	16,325
Scientific-Atlanta, Inc.	750	20,475

		36,800
Telecommunications - Wireless Equipment 1.9%
Motorola, Inc.	1,600	22,512
Sierra Wireless (b)	500	7,690

		30,202

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Services 3.1%
Dobson Communications Corporation (b)	2,250	$14,782
Sprint Corporation - PCS Group (b)	3,450	19,389
Western Wireless Corporation Class A (b)	800	14,688

		48,859
Tobacco 1.4%
Altria Group, Inc.	400	21,768
Transportation - Airline 0.9%
ExpressJet Holdings, Inc. Class A (b)	900	13,500
Utility - Electric Power 1.4%
Edison International (b)	1,000	21,930

Total Common Stocks (Cost $1,406,623)		1,496,698

Short-Term Investments (a) 2.7%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $42,302); Collateralized by: United States Government & Agency Issues (d)	$42,300	42,300

Total Short-Term Investments (Cost $42,300)		42,300

Total Investments in Securities (Cost $1,448,923) 97.4%		1,538,998
Other Assets and Liabilities, Net 2.6%		41,577

Net Assets 100.0%		$1,580,575

STRONG DIVIDEND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.2%
Aerospace - Defense 2.5%
General Dynamics Corporation	21,000	$1,898,190
Lockheed Martin Corporation	33,500	1,721,900

		3,620,090
Apparel - Clothing Manufacturer 0.7%
V.F. Corporation	22,000	951,280
Banks - Money Center 9.0%
Bank of America Corporation	60,000	4,825,800
Citigroup, Inc.	170,000	8,251,800

		13,077,600
Banks - Northeast 1.8%
North Fork Bancorporation, Inc.	66,000	2,671,020
Banks - Super Regional 7.7%
AmSouth Bancorporation	70,000	1,715,000
FleetBoston Financial Corporation	72,000	3,142,800
Regions Financial Corporation	41,500	1,543,800
Wachovia Corporation	104,000	4,845,360

		11,246,960
Beverages - Alcoholic 1.7%
Anheuser-Busch Companies, Inc.	48,300	2,544,444
Building Products - Wood 0.6%
Weyerhaeuser Company	13,500	864,000
Chemicals - Basic 1.7%
The Dow Chemical Company	58,000	2,411,060
Chemicals - Specialty 2.5%
Air Products & Chemicals, Inc.	30,500	$1,611,315
Ashland, Inc.	47,500	2,092,850

		3,704,165
Computer - Data Storage 0.1%
Seagate Technology (b)	7,000	132,300
Computer - Integrated Systems 0.7%
Diebold, Inc.	19,500	1,050,465
Computer - IT Services 1.1%
International Business Machines Corporation	16,500	1,529,220
Computer - Local Networks 1.3%
Cisco Systems, Inc. (b)	75,000	1,821,750
Computer - Manufacturers 1.6%
Hewlett-Packard Company	102,999	2,365,887
Computer Software - Desktop 0.5%
Microsoft Corporation	28,000	771,120
Diversified Operations 10.9%
E.I. Du Pont de Nemours & Company	53,500	2,455,115
Fortune Brands, Inc.	24,000	1,715,760
Honeywell International, Inc.	63,500	2,122,805
Johnson Controls, Inc.	25,000	2,903,000
Time Warner, Inc. (b)	198,000	3,562,020
United Technologies Corporation	33,000	3,127,410

		15,886,110
Electronics - Scientific Measuring 0.1%
PerkinElmer, Inc.	5,000	85,350
Electronics - Semiconductor Manufacturing 0.0%
Micron Technology, Inc. (b)	4,000	53,880
Finance - Investment Brokers 4.1%
Merrill Lynch & Company, Inc.	61,000	3,577,650
Morgan Stanley	42,500	2,459,475

		6,037,125
Finance - Mortgage & Related Services 1.1%
FNMA	20,500	1,538,730
Finance - Savings & Loan 1.0%
Washington Mutual, Inc.	38,000	1,524,560
Food - Miscellaneous Preparation 2.3%
H.J. Heinz Company	35,000	1,275,050
PepsiCo, Inc.	43,500	2,027,970

		3,303,020
Insurance - Diversified 0.7%
American International Group, Inc.	15,000	994,200
Insurance - Life 2.3%
MetLife, Inc.	98,500	3,316,495
Insurance - Property/Casualty/Title 3.4%
The Allstate Corporation	99,500	4,280,490
Travelers Property and Casualty Corporation Class A	44,000	738,320

		5,018,810
Media - Cable TV 0.7%
Comcast Corporation Class A (b)	29,275	962,269

STRONG DIVIDEND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Newspapers 1.0%
Gannett Company, Inc.	16,500	$1,471,140
Media - Radio/TV 1.5%
Viacom, Inc. Class B	50,000	2,219,000
Medical - Ethical Drugs 3.8%
Aventis SA Sponsored ADR	27,000	1,789,020
Pfizer, Inc.	108,000	3,815,640

		5,604,660
Medical/Dental - Supplies 0.6%
Becton, Dickinson & Company	22,000	905,080
Metal Ores - Miscellaneous 0.8%
Alcoa, Inc.	30,500	1,159,000
Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.	22,500	1,887,975
Oil & Gas - International Integrated 8.3%
BP PLC Sponsored ADR	41,500	2,048,025
ConocoPhillips	67,800	4,445,646
Exxon Mobil Corporation	49,000	2,009,000
Royal Dutch Petroleum Company - New York Shares	69,500	3,641,105

		12,143,776
Oil & Gas - Machinery/Equipment 0.1%
Weatherford International, Ltd. (b)	5,000	180,000
Oil & Gas - United States Exploration & Production 0.3%
Occidental Petroleum Corporation	10,500	443,520
Paper & Paper Products 0.6%
International Paper Company	21,000	905,310
Retail - Major Discount Chains 1.0%
Costco Wholesale Corporation (b)	41,000	1,524,380
Retail - Restaurants 1.7%
McDonald’s Corporation	101,500	2,520,245
Retail/Wholesale - Building Products 0.8%
The Home Depot, Inc.	32,500	1,153,425
Soap & Cleaning Preparations 1.7%
The Procter & Gamble Company	25,000	2,497,000
Telecommunications - Services 3.0%
ALLTEL Corporation	30,000	1,397,400
BellSouth Corporation	47,000	1,330,100
SBC Communications, Inc.	1	26
Verizon Communications, Inc.	45,000	1,578,600

		4,306,126
Telecommunications Services - Foreign 1.1%
BCE, Inc.	70,000	1,565,200
Tobacco 1.0%
Altria Group, Inc.	28,000	1,523,760
Transportation - Rail 2.6%
Burlington Northern Santa Fe Corporation	57,500	1,860,125
Union Pacific Corporation	27,000	1,875,960

		3,736,085
Utility - Electric Power 3.2%
Constellation Energy Group, Inc.	86,000	$3,367,760
Dominion Resources, Inc.	15,000	957,450
Duke Energy Corporation	15,000	306,750

		4,631,960
Utility - Gas Distribution 3.7%
Equitable Resources, Inc.	25,000	1,073,000
ONEOK, Inc.	112,500	2,484,000
Sempra Energy	59,500	1,788,570

		5,345,570

Total Common Stocks (Cost $114,157,806)		143,205,122

Short-Term Investments (a) 2.0%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $1,800,095); Collateralized by: United States Government & Agency Issues (d)	$1,800,000	1,800,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,033,243); Collateralized by: United States Government & Agency Issues (d)	1,033,200	1,033,200

Total Short-Term Investments (Cost $2,833,200)		2,833,200

Total Investments in Securities (Cost $116,991,006) 100.2%		146,038,322
Other Assets and Liabilities, Net (0.2%)		(227,114)

Net Assets 100.0%		$145,811,208

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar
EUR — Euro
GBP — British Pound

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year.
(b)	Non-income producing security.
(c)	All or a portion of these securities are held in conjunction with open written option contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	See Note 2(K) of Notes to Financial Statements.
(f)	Restricted and illiquid security.
(g)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Assets:
Investments in Securities, at Value (Including Repurchase Agreements of $1,823, $55,157 and $10,922, respectively) (Cost of $74,145, $283,160 and $227,985, respectively)	$88,124	$315,356	$237,923
Receivable for Securities Sold	89	1,253	1,768
Receivable for Fund Shares Sold	19	232	18
Dividends and Interest Receivable	127	303	71
Other Assets	35	5	53

Total Assets	88,394	317,149	239,833

Liabilities:
Payable for Securities Purchased	—	—	1,708
Written Options, at Value (Premiums Received of $0, $0 and $480, respectively)	—	—	396
Payable for Fund Shares Redeemed	131	148	240
Payable Upon Return of Securities on Loan	10	2,134	—
Accrued Operating Expenses and Other Liabilities	59	103	118

Total Liabilities	200	2,385	2,462

Net Assets	$88,194	$314,764	$237,371

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$89,893	$262,804	$338,610
Undistributed Net Investment Income (Loss)	9	67	—
Undistributed Net Realized Gain (Loss)	(15,687)	19,697	(111,262)
Net Unrealized Appreciation (Depreciation)	13,979	32,196	10,023

Net Assets	$88,194	$314,764	$237,371

Capital Shares Outstanding (Unlimited Number Authorized)	6,789	15,637	4,267

Net Asset Value Per Share	$12.99	$20.13	$55.63

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Assets:
Investments in Securities, at Value (Including Repurchase Agreements of $5,751, $502 and $42, respectively) (Cost of $33,190, $7,161 and $1,449, respectively)	$38,482	$8,896	$1,539
Receivable for Securities Sold	953	28	50
Receivable for Fund Shares Sold	98	16	—
Dividends and Interest Receivable	21	2	1
Other Assets	599	183	5

Total Assets	40,153	9,125	1,595

Liabilities:
Payable for Securities Purchased	584	385	11
Written Options, at Value (Premiums Received of $0, $11 and $0, respectively)	—	7	—
Payable for Fund Shares Redeemed	8	—	—
Accrued Operating Expenses and Other Liabilities	12	8	3

Total Liabilities	604	400	14

Net Assets	$39,549	$8,725	$1,581

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$33,475	$7,162	$1,464
Undistributed Net Investment Income (Loss)	—	—	—
Undistributed Net Realized Gain (Loss)	782	(176)	27
Net Unrealized Appreciation (Depreciation)	5,292	1,739	90

Net Assets	$39,549	$8,725	$1,581

Capital Shares Outstanding (Unlimited Number Authorized)	2,844	726	157

Net Asset Value Per Share	$13.91	$12.01	$10.06

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Dividend Income Fund
Assets:
Investments in Securities, at Value (Cost of $116,991)	$146,038
Receivable for Securities Sold	313
Receivable for Fund Shares Sold	146
Dividends and Interest Receivable	256
Other Assets	20

Total Assets	146,773

Liabilities:
Payable for Securities Purchased	652
Payable for Fund Shares Redeemed	244
Accrued Operating Expenses and Other Liabilities	66

Total Liabilities	962

Net Assets	$145,811

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$135,082
Undistributed Net Investment Income (Loss)	22
Undistributed Net Realized Gain (Loss)	(18,340)
Net Unrealized Appreciation (Depreciation)	29,047

Net Assets	$145,811

Investor Class ($ and shares in full)
Net Assets	$140,757,686
Capital Shares Outstanding (Unlimited Number Authorized)	9,661,613

Net Asset Value Per Share	$14.57

Class K ($ and shares in full)
Net Assets	$5,053,522
Capital Shares Outstanding (Unlimited Number Authorized)	351,163

Net Asset Value Per Share	$14.39

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Income:
Dividends (net of foreign withholding taxes of $0, $11 and $31, respectively)	$1,953	$3,740	$2,273
Interest	48	292	147

Total Income	2,001	4,032	2,420

Expenses:
Investment Advisory Fees	471	1,909	1,683
Administrative Fees	257	761	561
Custodian Fees	13	45	43
Shareholder Servicing Costs	320	856	1,025
Reports to Shareholders	63	107	198
Other	90	124	44

Total Expenses before Expense Offsets	1,214	3,802	3,554
Expense Offsets (Note 4)	(32)	(98)	(121)

Expenses, Net	1,182	3,704	3,433

Net Investment Income (Loss)	819	328	(1,013)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(168)	57,836	(14,061)
Futures Contracts	—	(3,530)	—
Written Options	—	141	1,084

Net Realized Gain (Loss)	(168)	54,447	(12,977)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	20,065	32,094	87,894
Written Options	—	—	39

Net Change in Unrealized Appreciation/Depreciation	20,065	32,094	87,933

Net Gain (Loss) on Investments	19,897	86,541	74,956

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,716	$86,869	$73,943

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Income:
Dividends (net of foreign withholding taxes of $0, $1 and $0, respectively)	$124	$54	$29
Interest	20	2	—

Total Income	144	56	29

Expenses:
Investment Advisory Fees	131	34	10
Administrative Fees	52	13	4
Custodian Fees	5	19	2
Shareholder Servicing Costs	57	12	5
12b-1 Fees	44	11	3
Professional Fees	13	12	13
Federal and State Registration Fees	18	20	18
Other	10	7	3

Total Expenses before Expense Offsets	330	128	58
Expense Offsets (Note 4)	(31)	(47)	(33)

Expenses, Net	299	81	25

Net Investment Income (Loss)	(155)	(25)	4

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	3,290	59	86
Futures Contracts	113	—	—
Written Options	—	22	—

Net Realized Gain (Loss)	3,403	81	86
Net Change in Unrealized Appreciation/Depreciation on:
Investments	5,594	2,145	227
Written Options	—	4	—

Net Change in Unrealized Appreciation/Depreciation	5,594	2,149	227

Net Gain (Loss) on Investments	8,997	2,230	313

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,842	$2,205	$317

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Dividend Income Fund
Income:
Dividends (net of foreign withholding taxes of $40)	$3,986
Interest	15

Total Income	4,001

Expenses (Note 4):
Investment Advisory Fees	885
Administrative Fees	455
Custodian Fees	37
Shareholder Servicing Costs	540
Other	195

Total Expenses before Expense Offsets	2,112
Expense Offsets	(23)

Expenses, Net	2,089

Net Investment Income (Loss)	1,912

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	(2,505)
Net Change in Unrealized Appreciation/Depreciation on Investments	33,151

Net Gain (Loss) on Investments	30,646

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,558

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$819	$776	$328	$132
Net Realized Gain (Loss)	(168)	(6,865)	54,447	(22,931)
Net Change in Unrealized Appreciation/Depreciation	20,065	(10,850)	32,094	(6,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,716	(16,939)	86,869	(28,823)
Distributions:
From Net Investment Income	(819)	(776)	(300)	—
From Net Realized Gains	—	—	(10,874)	(5,190)

Total Distributions	(819)	(776)	(11,174)	(5,190)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,063)	(1,769)	83,658	97,012

Total Increase (Decrease) in Net Assets	(166)	(19,484)	159,353	62,999
Net Assets:
Beginning of Year	88,360	107,844	155,411	92,412

End of Year	$88,194	$88,360	$314,764	$155,411

Undistributed Net Investment Income (Loss)	$9	$9	$67	$64

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
				(Note 1)
Operations:
Net Investment Income (Loss)	$(1,013)	$(1,094)	$(155)	$(46)
Net Realized Gain (Loss)	(12,977)	(43,569)	3,403	(338)
Net Change in Unrealized Appreciation/Depreciation	87,933	(32,095)	5,594	(302)

Net Increase (Decrease) in Net Assets Resulting from Operations	73,943	(76,758)	8,842	(686)
Distributions:
From Net Realized Gains	—	—	(2,130)	—

Total Distributions	—	—	(2,130)	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,834)	(56,429)	24,966	8,557

Total Increase (Decrease) in Net Assets	17,109	(133,187)	31,678	7,871
Net Assets:
Beginning of Year	220,262	353,449	7,871	—

End of Year	$237,371	$220,262	$39,549	$7,871

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
		(Note 1)		(Note 1)
Operations:
Net Investment Income (Loss)	$(25)	$(13)	$4	$3
Net Realized Gain (Loss)	81	(257)	86	(59)
Net Change in Unrealized Appreciation/Depreciation	2,149	(410)	227	(137)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,205	(680)	317	(193)
Distributions:
From Net Investment Income	—	—	(4)	(3)

Total Distributions	—	—	(4)	(3)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,011	3,189	209	1,255

Total Increase (Decrease) in Net Assets	6,216	2,509	522	1,059
Net Assets:
Beginning of Year	2,509	—	1,059	—

End of Year	$8,725	$2,509	$1,581	$1,059

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$1,912	$2,023
Net Realized Gain (Loss)	(2,505)	(13,941)
Net Change in Unrealized Appreciation/Depreciation	33,151	(30,589)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,558	(42,507)
Distributions:
From Net Investment Income:
Investor Class	(1,830)	(2,045)
Class K	(71)	(8)
From Net Realized Gains:
Investor Class	—	(3,774)
Class K	—	(2)

Total Distributions	(1,901)	(5,829)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(36,570)	(34,368)

Total Increase (Decrease) in Net Assets	(5,913)	(82,704)
Net Assets:
Beginning of Year	151,724	234,428

End of Year	$145,811	$151,724

Undistributed Net Investment Income (Loss)	$22	$13

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG DOW 30 VALUE FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.35	$12.44	$13.49	$14.22	$11.43
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.09	0.07	0.06	0.05
Net Realized and Unrealized Gains (Losses) on Investments	2.64	(2.09)	(1.05)	(0.73)	2.79

Total from Investment Operations	2.76	(2.00)	(0.98)	(0.67)	2.84
Less Distributions:
From Net Investment Income	(0.12)	(0.09)	(0.07)	(0.06)	(0.05)

Total Distributions	(0.12)	(0.09)	(0.07)	(0.06)	(0.05)

Net Asset Value, End of Period	$12.99	$10.35	$12.44	$13.49	$14.22

Ratios and Supplemental Data
Total Return	+26.7%	–16.1%	–7.3%	–4.8%	+24.9%
Net Assets, End of Period (In Millions)	$88	$88	$108	$160	$114
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.4%	1.3%	1.2%	1.1%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.3%	1.2%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	0.8%	0.5%	0.5%	0.6%
Portfolio Turnover Rate	123.0%	109.4%	110.6%	87.1%	64.8%

STRONG MID CAP DISCIPLINED FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000		Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.85	$17.42	$15.50		$13.52		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.02	0.01	(0.02)		(0.00	)(b)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	5.99	(2.06)	1.94		3.00		3.62

Total from Investment Operations	6.01	(2.05)	1.92		3.00		3.52
Less Distributions:
From Net Investment Income	(0.02)	—	—		(0.06)		—
From Net Realized Gains	(0.71)	(0.52)	(0.00	)(b)	(0.96)		—

Total Distributions	(0.73)	(0.52)	(0.00	)(b)	(1.02)		—

Net Asset Value, End of Period	$20.13	$14.85	$17.42		$15.50		$13.52

Ratios and Supplemental Data
Total Return	+40.7%	–11.8%	+12.4%		+22.8%		+35.2%
Net Assets, End of Period (In Millions)	$315	$155	$92		$18		$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.5%	1.5%		1.9%		2.0%
Ratio of Expenses to Average Net Assets	1.5%	1.5%	1.5%		1.9%		2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.1%	0.1%	(0.2)%		(0.1)%		(0.9)%
Portfolio Turnover Rate	251.5%	430.7%	647.6%		300.6%		245.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MULTI CAP VALUE FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(c)	Sept. 30, 2001(d)		Sept. 30, 2000		Sept. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$40.13	$52.60	$45.71	$51.89		$46.10		$49.85
Income From Investment Operations:
Net Investment Income (Loss)	(0.24)	(0.20)	(0.05)	0.02		(0.00	)(b)(e)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	15.74	(12.27)	6.96	(6.20)		6.29		(3.83)

Total from Investment Operations	15.50	(12.47)	6.91	(6.18)		6.29		(3.39)
Less Distributions:
From Net Investment Income	—	—	(0.02)	—		(0.50)		(0.36)

Total Distributions	—	—	(0.02)	—		(0.50)		(0.36)

Net Asset Value, End of Period	$55.63	$40.13	$52.60	$45.71		$51.89		$46.10

Ratios and Supplemental Data
Total Return	+38.6%	–23.7%	+15.1%	–11.9%		+13.7%		–6.9%
Net Assets, End of Period (In Millions)	$237	$220	$353	$308		$402		$659
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%	1.6%	1.5%*	1.6%		1.5%		1.4%
Ratio of Expenses to Average Net Assets	1.5%	1.6%	1.5%*	1.6%		1.5%		1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.4)%	(0.1)%*	(0.0	)%(b)	(0.0	)%(b)	0.6%
Portfolio Turnover Rate	65.0%	65.8%	18.1%	58.1%		52.2%		67.1%

STRONG SMALL COMPANY VALUE FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.12	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	5.71	(0.83)

Total from Investment Operations	5.66	(0.88)
Less Distributions:
From Net Realized Gains	(0.87)	—

Total Distributions	(0.87)	—

Net Asset Value, End of Period	$13.91	$9.12

Ratios and Supplemental Data
Total Return	+62.5%	–8.8%
Net Assets, End of Period (In Millions)	$40	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	2.6%*
Ratio of Expenses to Average Net Assets	1.7%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	(1.0)%*
Portfolio Turnover Rate	155.5%	200.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount calculated is less than $0.005 or 0.05%.
(c)	In 2001, the Fund changed its fiscal year-end from September to December.
(d)	Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(e)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(f)	For the period March 28, 2002 (inception date) to December 31, 2002 (Note 1).

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SMALL/MID CAP VALUE FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.58	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	4.46	(2.38)

Total from Investment Operations	4.43	(2.42)
Less Distributions:
From Net Investment Income	—	—

Total Distributions	—	—

Net Asset Value, End of Period	$12.01	$7.58

Ratios and Supplemental Data
Total Return	+58.4%	–24.2%
Net Assets, End of Period (In Millions)	$9	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.9%	3.6%*
Ratio of Expenses to Average Net Assets	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%	(0.7)%*
Portfolio Turnover Rate	132.0%	107.7%

STRONG STRATEGIC VALUE FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.99	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	2.07	(2.01)

Total from Investment Operations	2.10	(1.99)
Less Distributions:
From Net Investment Income	(0.03)	(0.02)

Total Distributions	(0.03)	(0.02)

Net Asset Value, End of Period	$10.06	$7.99

Ratios and Supplemental Data
Total Return	+26.2%	–19.9%
Net Assets, End of Period (In Millions)	$2	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	4.3%	5.9%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3%	0.5%*
Portfolio Turnover Rate	139.3%	56.9%

*	Calculated on an annualized basis
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period March 28, 2002 (inception date) to December 31, 2002 (Note 1).

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG DIVIDEND INCOME FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.85	$15.19	$17.49	$17.31	$17.18	$16.31
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.15	0.35	0.07	0.37	0.37
Net Realized and Unrealized Gains (Losses) on Investments	2.72	(3.09)	(2.30)	1.01	1.88	1.52

Total from Investment Operations	2.88	(2.94)	(1.95)	1.08	2.25	1.89
Less Distributions:
From Net Investment Income	(0.16)	(0.15)	(0.35)	(0.08)	(0.36)	(0.41)
From Net Realized Gains	—	(0.25)	—	(0.82)	(1.76)	(0.61)

Total Distributions	(0.16)	(0.40)	(0.35)	(0.90)	(2.12)	(1.02)

Net Asset Value, End of Period	$14.57	$11.85	$15.19	$17.49	$17.31	$17.18

Ratios and Supplemental Data
Total Return	+24.5%	–19.8%	–11.2%	+6.6%	+15.4%	+11.8%
Net Assets, End of Period (In Millions)	$141	$151	$234	$298	$260	$245
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.4%	1.1%	1.0%*	1.0%	1.0%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.1%	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.2%	1.0%	2.1%	2.5%*	2.3%	2.2%
Portfolio Turnover Rate(c)	92.2%	114.1%	76.9%	7.0%	106.8%	74.9%

STRONG DIVIDEND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.71	$15.19
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.25
Net Realized and Unrealized Gains (Losses) on Investments	2.71	(3.13)

Total from Investment Operations	2.90	(2.88)
Less Distributions:
From Net Investment Income	(0.22)	(0.35)
From Net Realized Gains	—	(0.25)

Total Distributions	(0.22)	(0.60)

Net Asset Value, End of Period	$14.39	$11.71

Ratios and Supplemental Data
Total Return	+25.0%	–19.4%
Net Assets, End of Period (In Millions)	$5	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	2.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.6%	1.6%
Portfolio Turnover Rate(c)	92.2%	114.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Value Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Dow 30 Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Mid Cap Disciplined Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Multi Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small Company Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small/Mid Cap Value Fund(2) (3) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Strategic Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Dividend Income Fund(2) (a series fund of Strong Conservative Equity Funds, Inc.)

(1)	Non-diversified Fund
(2)	Diversified Fund
(3)	Formerly Strong All Cap Value Fund

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class K shares are primarily available through retirement plans.

Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund commenced operations on March 28, 2002 (public launch date of April 1, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2003, that are deemed to be illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Small/Mid Cap Value Fund	$29,250	$50,888	0.6%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Dow 30 Value Fund and Strong Mid Cap Disciplined Fund had securities with a market value of $10,015 and $2,086,149, respectively, on loan and had received $10,250 and $2,133,916, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31. 2003, this securities lending income totaled $1,553 and $8,144, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administrative Fees - Investor Class	Administrative Fees - Class K
Strong Dow 30 Value Fund	0.55%		0.30%	*
Strong Mid Cap Disciplined Fund	0.75	%(1)	0.30%	*
Strong Multi Cap Value Fund	0.75%		0.25%	*
Strong Small Company Value Fund	0.75	%(1)	0.30%	*
Strong Small/Mid Cap Value Fund	0.75	%(1)	0.30%	*
Strong Strategic Value Fund	0.75	%(1)	0.30%	*
Strong Dividend Income Fund	0.70	%(2)(3)	0.30%	0.25%

*	Fund does not offer share class.
(1)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.70% for assets under $4 billion, 0.675% for the next $2 billion assets, and 0.65% for assets $6 billion and above.
(3)	The annual advisory fee actually paid may be lower than these figures based on the subadvisory agreement described below.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2004 for Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund Class K to keep Total Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The W.H. Reaves & Co., Inc. (“Reaves”) manages the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees begin at 0.585% and are reduced based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund’s advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2003, totaled $359,536.

Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, is as follows:

	Payable to/ (Receivable from) Administrator or Advisor at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Dow 30 Value Fund	$26,982	$321,171	$2,516	$2,273
Strong Mid Cap Disciplined Fund	84,592	859,218	6,416	4,067
Strong Multi Cap Value Fund	84,526	1,026,439	7,739	6,055
Strong Small Company Value Fund	7,857	58,130	297	847
Strong Small/Mid Cap Value Fund	1,088	12,551	224	786
Strong Strategic Value Fund	114	4,599	53	764
Strong Dividend Income Fund	47,786	541,971	8,879	4,134

Strong Financial Corporation, the Advisor’s parent owned 11.2% and 31.8% of Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund, respectively, at December 31, 2003.

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Dividend Income Fund
Investor Class	$445,593	$532,413	$94,802	$6,703
Class K	9,770	7,804	6,552	3,929

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Directed Brokerage Credits	Earnings Credits
Strong Dow 30 Value Fund	$(5,158)	$(26,752)	$(70)
Strong Mid Cap Disciplined Fund	(24,466)	(72,209)	(1,058)
Strong Multi Cap Value Fund	(22,793)	(97,707)	(194)
Strong Small Company Value Fund	(8,400)	(22,163)	(347)
Strong Small/Mid Cap Value Fund	(38,888)	(8,443)	(13)
Strong Strategic Value Fund	(31,109)	(369)	(1,530)
Strong Dividend Income Fund
Investor Class	(440)	—	—
Class K	(14,899)	—	—
Fund Level	(7,705)	—	(9)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had minimal borrowings under the LOC during the period. Strong Dow 30 Value Fund and Strong Strategic Value Fund had no borrowings under the LOC during the period. Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Dividend Income Fund had minimal borrowings under the LOC during the period. The Strong Small/Mid Cap Value Fund had an outstanding average daily balance of $4,384, under the LOC. The maximum amount outstanding during the period was $400,000. Interest expense for the Fund that had borrowings under the LOC amounted to $73 for the year ended December 31, 2003. At December 31, 2003, there were no borrowings by the Funds outstanding under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Dow 30 Value Fund	$99,053,293	$114,295,933
Strong Mid Cap Disciplined Fund	582,905,994	570,013,375
Strong Multi Cap Value Fund	136,805,214	203,686,149
Strong Small Company Value Fund	40,386,097	24,625,215
Strong Small/Mid Cap Value Fund	9,474,736	5,779,390
Strong Strategic Value Fund	1,943,201	1,781,364
Strong Dividend Income Fund	137,858,343	175,772,033

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Dow 30 Value Fund	$80,793,574	$9,507,653	$(2,177,591)	$7,330,062	$9,290	$—
Strong Mid Cap Disciplined Fund	283,559,173	33,949,398	(2,152,450)	31,796,948	19,339,070	—
Strong Multi Cap Value Fund	238,609,713	25,958,137	(26,644,610)	(686,473)	—	—
Strong Small Company Value Fund	33,262,699	5,503,136	(284,051)	5,219,085	827,799	21,127
Strong Small/Mid Cap Value Fund	7,317,995	1,620,041	(42,177)	1,577,864	—	—
Strong Strategic Value Fund	1,448,923	116,474	(26,399)	90,075	39,837	2,182
Strong Dividend Income Fund	120,829,928	25,211,327	(2,933)	25,208,394	21,996	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Dow 30 Value Fund	$819,183	$—	$9,038,668	$—	$775,543	$—
Strong Mid Cap Disciplined Fund	11,173,698	—	—	—	4,963,039	226,902
Strong Multi Cap Value Fund	—	—	100,549,835	—	—	—
Strong Small Company Value Fund	2,015,079	114,679	—	—	—	—
Strong Small/Mid Cap Value Fund	—	—	6,085	—	—	—
Strong Strategic Value Fund	4,123	—	—	15,661	3,114	—
Strong Dividend Income Fund	1,900,639	—	14,464,041	—	2,052,286	3,775,834

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 100.0%, Strong Multi Cap Value Fund 0.0%, Strong Small Company Value Fund 0.0%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 100.0% and Strong Dividend Income Fund 100.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 30.0%, Strong Multi Cap Value Fund 0.0%, Strong Small Company Value Fund 6.0%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 100.0% and Strong Dividend Income Fund 100.0%.

Strong Mid Cap Disciplined Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund utilized $21,451,108, $330,648, $147,697 and $52,059, respectively, of their capital loss carryovers during the year ended December 31, 2003.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

8.	Capital Share Transactions

	Strong Dow 30 Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$22,801,363	$59,529,755
Proceeds from Reinvestment of Distributions	781,361	730,231
Payment for Shares Redeemed	(43,645,756)	(62,029,356)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(20,063,032)	$(1,769,370)

Transactions in Shares of the Fund Were as Follows:
Sold	2,048,446	5,072,822
Issued in Reinvestment of Distributions	60,151	70,554
Redeemed	(3,857,035)	(5,274,785)

Net Increase (Decrease) in Shares of the Fund	(1,748,438)	(131,409)

	Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$221,120,972	$237,099,905
Proceeds from Reinvestment of Distributions	10,984,836	4,991,790
Payment for Shares Redeemed	(148,447,685)	(145,079,680)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$83,658,123	$97,012,015

Transactions in Shares of the Fund Were as Follows:
Sold	13,318,232	13,917,230
Issued in Reinvestment of Distributions	565,234	332,122
Redeemed	(8,711,364)	(9,089,248)

Net Increase (Decrease) in Shares of the Fund	5,172,102	5,160,104

	Strong Multi Cap Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$42,217,248	$78,012,616
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(99,051,486)	(134,442,144)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(56,834,238)	$(56,429,528)

Transactions in Shares of the Fund Were as Follows:
Sold	937,422	1,576,267
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,158,943)	(2,807,259)

Net Increase (Decrease) in Shares of the Fund	(1,221,521)	(1,230,992)

	Strong Small Company Value Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
		(Note 1)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$42,355,981	$12,489,329
Proceeds from Reinvestment of Distributions	2,100,499	—
Payment for Shares Redeemed	(19,490,406)	(3,932,253)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$24,966,074	$8,557,076

Transactions in Shares of the Funds Were as Follows:
Sold	3,425,586	1,293,229
Issued in Reinvestment of Distributions	157,932	—
Redeemed	(1,602,696)	(430,385)

Net Increase (Decrease) in Shares of the Fund	1,980,822	862,844

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
		(Note 1)		(Note 1)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$8,418,486	$4,071,980	$1,433,200	$1,378,800
Proceeds from Reinvestment of Distributions	—	—	2,782	1,908
Payment for Shares Redeemed	(4,407,193)	(883,023)	(1,226,836)	(125,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$4,011,293	$3,188,957	$209,146	$1,254,715

Transactions in Shares of Each of the Funds Were as Follows:
Sold	864,607	433,085	154,396	147,078
Issued in Reinvestment of Distributions	—	—	276	239
Redeemed	(469,373)	(102,039)	(130,034)	(14,771)

Net Increase (Decrease) in Shares of the Fund	395,234	331,046	24,638	132,546

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$28,984,092	$38,534,864
Proceeds from Reinvestment of Distributions	1,717,170	5,488,214
Payment for Shares Redeemed	(70,862,834)	(78,977,366)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(40,161,572)	(34,954,288)

CLASS K
Proceeds from Shares Sold	4,507,584	583,445
Proceeds from Reinvestment of Distributions	51,686	4,000
Payment for Shares Redeemed	(967,662)	(1,203)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,591,608	586,242

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(36,569,964)	$(34,368,046)

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,243,781	2,769,920
Issued in Reinvestment of Distributions	134,583	382,045
Redeemed	(5,474,314)	(5,825,250)

Net Increase (Decrease) in Shares	(3,095,950)	(2,673,285)

CLASS K
Sold	373,802	47,496
Issued in Reinvestment of Distributions	4,068	298
Redeemed	(74,398)	(103)

Net Increase (Decrease) in Shares	303,472	47,691

9.	Special Meeting of Shareholders of Strong Multi Cap Value Fund

On August 1, 2003, the Strong Multi Cap Value Fund’s and Strong Advisor Small Cap Value Fund’s Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, the Strong Multi Cap Value Fund was closed to new investors. Effective January 30, 2004, the Strong Multi Cap Value Fund was reopened to new investors.

10.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund (all seven collectively constituting Strong Value Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40967 02-04

AVLU/WH3295 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Equity Funds II, Inc.	$35,752	$—	$8,477	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Equity Funds II, Inc.	$25,629	$—	$9,989	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Equity Funds II, Inc., on behalf of Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004